UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

811-21625
Investment Company Act file number

Intrepid Capital Management Funds Trust
(Exact name of registrant as specified in charter)

1400 Marsh Landing Parkway, Suite 106
Jacksonville Beach, FL 32250
(Address of principal executive offices) (Zip code)

Mark F. Travis
1400 Marsh Landing Parkway, Suite 106
Jacksonville Beach FL 32250
(Name and address of agent for service)

1-904-246-3433
Registrant's telephone number, including area code

Date of fiscal year end: 09/30/2013

Date of reporting period:  09/30/2013

Item 1. Reports to Stockholders.

Intrepid Capital Fund
Intrepid Small Cap Fund
Intrepid Income Fund
Intrepid Disciplined Value Fund

Annual Report
September 30, 2013

Intrepid Capital Fund

October 1, 2013

Mark F. Travis,
President/ C.E.O.

“It was the best of times, it was the worst of times…”
Charles Dickens - A Tale of Two Cities

Dear Fellow Shareholders,

The old adage “buy low, sell high” sounds simple, even easy, to implement.  The simplicity departs when emotional biases are included in the investment process.  Some “investors” employ highly speculative strategies that rely little if at all on business value.  These practitioners could be accused of buying high in the hopes of selling to a “greater fool,” or perhaps playing a game of musical (financial) chairs.  But when the music stops, or the Fed stops printing money, hope will not be enough to secure a chair to sit in.

We at Intrepid Capital believe that our first charge is to do no harm, by carefully assessing the risk of an equity or debt position prior to its inclusion in the Fund.  Not to be a curmudgeon, but we feel that prices are high for the asset classes where we can add value over time. These generally include smaller capitalization U.S. equities, coupled with low duration U.S. corporate debt.

As we have just crossed the five-year anniversary of the Lehman Brothers bankruptcy and the financial panic that ensued, we thought it would be good time to reflect.  This time five years ago there were many companies trading for less than our conservative estimates of business value, investment grade corporate bonds were offering double digit yields, and investors were so scared they were actually paying the U.S. Treasury to hold their money in T-Bills.

Today, very little is available in the equity or credit markets that meets our strict standards of underwriting on an absolute basis.  I say absolute because we have never felt compelled to be fully invested or, to use an analogy, to buy the best house in a bad neighborhood by making a purchase because it was attractive relative to some index.  At Intrepid Capital, each investment must stand on its own, with the potential for generating enough future cash flow to support its current price.  As of September 30, 2013, small-cap stocks, as measured by the Russell 2000 Index, trade at 20x operating income, and the high-yield bonds, as measured by the BA ML High Yield Master II Index, yield close to 6%.  We do not believe these prices offer compelling risk/reward opportunities, which is the reason the fund ended the quarter with allocations of 46% equity, 25% debt, and 29% cash.

Our investment process is almost naturally counter-cyclical: when prices are high we are selling or have sold, holding the cash proceeds until compelling value presents itself.  When it does, we have the cash on hand to invest at attractive absolute valuations.  One may ask, “What if this time is different?” which could imply our methods are antiquated (they aren’t) or maybe we need to change our process (we don’t).  If these answers come as a surprise, please consider that we heard a similar refrain in 1999 and 2007. As difficult as it is for us and our investors to remain true to the process, the process didn’t change in the past, despite being as testing as today, and we think our investors are better off because of it.  We seek to participate in up markets and attempt to protect capital in down markets. We have been through a period of low volatility and rising prices, and therefore the Fund’s activity has been somewhat muted.  However, we have still had success in identifying undervalued securities on your behalf.

The Fund returned 4.56% in the quarter ended September 30, 2013, besting the return of the blended benchmark (60% S&P 500/40% BA ML High Yield Master II) of 4.06%.  The top contributors to the quarter’s performance were Bill Barrett (ticker: BBG), FTI Consulting (ticker: FCN) and Big Lots (ticker: BIG).  All three constituted larger positions and produced double-digit returns in the period.  In contrast, the Fund’s largest detractors were The Pantry (ticker: PTRY), Newmont Mining (ticker: NEM), and Coach Inc (ticker: COH).  Each security impacted the Fund’s performance by less than 10 basis points.  In the Fund’s fiscal year ended September 30, 2013, the Fund gained 9.89% versus the blended benchmark’s return of 14.36%.  Patterson UTI (ticker: PTEN), FTI Consulting, and Berkshire Hathaway B (ticker: BRK/B) were the top contributors for the year.  Precious metals names rounded out the largest detractors, which have been discussed in our other fund commentaries in prior quarters.

For the three- and five-year periods ending September 30, 2013, the Fund’s annualized returns were 9.51%, and 10.31%, respectively. This compares to the blended benchmark’s returns of 13.34%, and 11.54% over the same time periods.  The Intrepid Capital Fund (Investor) received an overall 4-Star Morningstar Rating out of 773 Moderate Allocation funds for the

Intrepid Capital Fund

period ending September 30, 2013 (derived from a weighted average of the Fund’s three-, five-, and ten-year risk adjusted return measure, if applicable).  Morningstar also ranked the Fund in the top 77%, 55%, and 5% out of 912, 773, and 699 Moderate Allocation funds for the one-, three-, and five-year periods, ending September 30, 2013, respectively, based on total returns.  Said another way, the Fund outperformed 95% of its peers for the five year period.  I would like to thank the analytical and support staff at Intrepid Capital for making this possible.  Most importantly, I would like to thank you as a shareholder for entrusting us with your hard earned capital.

If there is anything we can do to serve you better, please call us at 1-800-996-FUND.

Sincerely,

Mark F. Travis
President
Intrepid Capital Fund Portfolio Manager

Must be preceded or accompanied by a current prospectus.

Mutual fund investing involves risk.  Principal loss is possible. The Fund is subject to special risks including volatility due to investments in smaller companies, which involve additional risks such as limited liquidity and greater volatility.  The Fund is considered non-diversified as a result of limiting its holdings to a relatively small number of positions and may be more exposed to individual stock volatility than a diversified fund.  Investments in debt securities typically decrease in value when interest rates rise.  This risk is usually greater for longer term debt securities.  Investments by the Fund in lower-rated and non-rated securities present a greater risk of loss to principal and interest than higher rated securities.

The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.  The Bank of America/Merrill Lynch High Yield Master II Index is Merrill Lynch’s broadest high yield index, and as such is comparable with the broad indices published by other investment banks. The Russell 2000 Index consists of the smallest 2,000 companies in a group of 3,000 U.S. companies in the Russell 3000 Index, as ranked by market capitalization. The Russell 3000 Index is an index representing the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.  You cannot invest directly in an index.

Duration is a commonly used measure of the potential volatility of the price of a debt security, or the aggregate market value of a portfolio of debt securities, prior to maturity.  Securities with a longer duration generally have more volatile prices than securities of comparable quality with a shorter duration.  Basis point is a unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.

Morningstar Proprietary Ratings reflect risk-adjusted performance as of 9/30/13. For each fund with at least a three year history, Morningstar calculates a Morningstar Rating™ based on a Morningstar risk-adjusted return measure that accounts for variation in a fund’s monthly performance placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in distribution percentage. The Intrepid Capital Fund received 3 stars among 773 for the three-year and 5 stars among 699 Moderate Allocation Funds for the five-year period ending 09/30/2013. Morningstar Percentile Ranking compares a fund’s Morningstar risk and return scores with all the funds in the same Category, where 1% = Best and 100% = Worst. ©Morningstar, Inc. All Rights Reserved. Past performance is no guarantee of future results.

Opinions expressed are subject to change, are not guaranteed and should not be considered investment advice or recommendations to buy or sell any security.

The Intrepid Capital Funds are distributed by Quasar Distributors, LLC.

Intrepid Small Cap Fund

October 1, 2013

Jayme Wiggins,
Small Cap Fund
Portfolio Manager

Dear Fellow Shareholders,

Mammas, don’t let your babies grow up to be big caps.  Small cap equities, as represented by the Russell 2000 Index, were the best performing major asset class in the third quarter and year-to-date period.  The typical non-financial Russell 2000 company now trades for 40x free cash flow versus 20x for the standard large cap found in the S&P 500 Index.  Nearly 30% of Russell members did not make money over the past twelve months, which is why most people only include companies with positive earnings when they cite a Russell P/E.  Who needs profits when you can give your corporation a name to tell investors what your stock is supposed to do?  Take three aptly-named 2013 IPOs—Rocket Fuel, Gogo, and Xoom—which are up an average of 62% from their offering price through the end of the third quarter.  Undoubtedly, small cap investing is the Wild West of the stock market today.  There could be gold in them thar hills, but you might also find yourself shot in the gut at high noon outside of a dusty saloon.

In our opinion, stocks are broadly overvalued, and the small cap market is ground zero for the speculative excesses saturating the capital markets today.  Bulls claim that smaller companies grow faster.  Since 2000, the annualized growth rate of operating income for the Russell 2000 Index is 3.7%.  For the S&P 500, it’s 4.2%.  Bulls say that small companies’ higher domestic focus has to be a plus, since they argue the U.S. is the cleanest dirty shirt among the world’s economies.  Most of today’s investors would rather borrow a shirt from Pig-Pen than visit the Laundromat.  Our economy desperately needs a deep cleansing, to be purged of the albatross of debt and artificial influences of the government.  Few seem willing to pay the short-term price.  No one wants to sit out of the party while the good times roll, as the Fed DJs turn up the techno beat to max volume and shower the club with free liquid(ity) courage.

For the quarter ending September 30, 2013, the Intrepid Small Cap Fund (the “Fund”) rose 3.99% compared to a 10.21% gain for the Russell 2000 Index.  In the nine month year-to-date period, the Small Cap Fund increased 7.65% versus a 27.69% rise in the Russell.  Lastly, for the trailing twelve month fiscal year of the Fund, the Fund’s gain was 9.25%, while the Russell was up 30.06%.  Cash was 58.5% of Fund assets at the end of the quarter and was the primary reason for the Fund’s underperformance in the three month period.  High cash levels were also the largest contributor to the Fund’s lower relative returns for the nine and twelve month periods; however, the Fund’s holdings also increased less than the Russell 2000 benchmark.

While the Fund is still positively correlated to the small cap market (0.56 for the trailing year), we are among the least correlated to the benchmark in our peer group.  We believe this is due to our lack of sector weighting requirements and the type of companies we are purchasing (note that high cash doesn’t reduce the correlation, just the volatility).  Our businesses are often more mature and operationally stable than the average company you will find in the Russell 2000.  Also, we like to find businesses that have performed decently, sometimes even better, during economic downturns, and these firms usually aren’t as levered to economic growth.  Finally, our weighted average market capitalization is currently on the higher end of small caps, and in speculative market environments, the smaller, riskier names often perform best.  The S&P 500 was up 5.24% in the third quarter, which was about half of the Russell’s return.

The positions contributing the most to the Fund’s return in the third quarter were Ingram Micro (ticker: IM), Bill Barrett (ticker: BBG), and FTI Consulting (ticker: FCN).  There were no losing positions that negatively impacted the Fund’s return by more than 10 basis points.  Technology distributor Ingram Micro announced decent second quarter results that belied negative industry trends in PC sales well-reported by the media.  The company is making headway in lifting its margin profile by pursuing less-commoditized areas of distribution and services.  The position was partially reduced as the stock’s appreciation reduced the discount to fair value.  Bill Barrett, the exploration and production firm, saw its stock rebound.  The company’s financial leverage has increased as the firm conducts an expensive transition from a natural gas-dominated portfolio to a more balanced oil and gas portfolio.  However, management has promised an asset sale before year end to improve the balance sheet, and the company has also recently delivered positive drilling results in the promising Denver-Julesburg Basin.  Lastly, FTI Consulting’s stock recovered after declining in the second quarter.  The low number of major U.S. corporate bankruptcy filings is pressuring results in the firm’s key Restructuring segment.  We don’t expect default rates to stay low forever, and perhaps other investors agreed with us in recent months.

Intrepid Small Cap Fund

For the Fund’s fiscal year, the biggest gainers were Ingram Micro, FTI Consulting, and Securitas (ticker: SECUB SS).  The only position with a significant negative impact was Pan American Silver (ticker: PAAS).  In mid-September, we sold Pan American Silver in order to capture a tax loss.  We simultaneously replaced it with a temporary basket of three different precious metals names.  We normally do not engage in tax loss transactions because we never know when our holdings will increase to our intrinsic value estimates.  In this case, however, precious metals stocks have historically moved in tandem in the short run, and we believed we would maintain similar exposure with our temporary replacement set.  This has proven true, almost to a tee, through the end of the month.  The Pan American transaction reduced the Fund’s embedded realized gain by around 20%.

Tetra Tech (ticker: TTEK) was the Fund’s only significant purchase in the third quarter.  The company is the leading provider of consulting and engineering services for water-related projects for public and private clients.  They help determine the best way to treat water, store it, convey it, and protect coastal cities and waterways.  For example, the firm helped design a massive surge barrier to reduce the risk of another drastic flood in New Orleans.  They are also the general contractor on the Fox River Cleanup, which is the largest sediment remediation project in the world.  The company also offers infrastructure services, such as green building design, and consults for wind energy and related projects.  Tetra Tech provides the brains, not the labor.  The company stumbled this year after drops in metals prices impacted the approximately 15% of revenues from the mining industry.  Additionally, certain Canadian provincial governments revealed corruption issues, which deferred the award of projects to companies like Tetra Tech.  They have not been implicated in any malfeasance.  After the company’s guidance revisions, we used the weakness in Tetra Tech’s share price to establish a position at a free cash flow yield exceeding 8%.

In the third quarter, the Fund sold Securitas, SAIC (ticker: SAI), and Pan American Silver.  Securitas, the global security provider, experienced more drama than we anticipated over our two year holding period, especially during the swoon in European stocks in 2011.  We raised our stake after a large drop in price and then reduced it as the stock approached our valuation.  Along the way, we collected a sizeable dividend exceeding a 4% yield.  The stock made money for the Fund, but we were surprised by the aggressiveness of price competition by major security providers for large guarding contracts.  SAIC was a profitable short-term investment for the Fund.  We articulated our thesis in this calendar year’s first quarter letter, and it played out as expected.  Our Pan American transaction was described above.  We also made a small investment in Royal Gold (ticker: RGLD), a precious metals royalty company, in early July.  The stock rose sharply before we could create a meaningful weight at our required discount.  We sold Royal Gold at valuation for a quick gain that only had a limited impact on overall Fund performance (+22 basis points), due to the small position size.

Wall Street’s culture of blind optimism has fueled a market rally to new highs.  Contrarian stances haven’t paid off so far.  Leonardo da Vinci once said, “It is easier to resist at the beginning than at the end.”  Recent mutual fund inflows have been strong and hedge funds are abandoning short positions, in spite of record stock prices created by high margins on top of lofty valuations.  We are finding scant value in the small cap market and firmly believe your precious capital should be preserved until better opportunities arise.  As a result, we expect that our defensive positioning will continue until market conditions change.  There is a time for everything.  Now is the time for patience.  Thank you for your investment.

Sincerely,

Jayme Wiggins, CFA
Intrepid Small Cap Fund Portfolio Manager

Must be preceded or accompanied by a current prospectus.

Mutual fund investing involves risk. Principal loss is possible. The Fund is subject to special risks including volatility due to investments in smaller companies, which involve additional risks such as limited liquidity and greater volatility.  The Fund is considered non-diversified as a result of limiting its holdings to a relatively small number of positions and may be more exposed to individual stock volatility than a diversified fund.

Intrepid Small Cap Fund

The Advisor believes that current market conditions warrant a defensive position from the requirement to invest at least 80% of its net assets in equity securities of small capitalization companies.

The Russell 2000 Index consists of the smallest 2,000 companies in a group of 3,000 U.S. Companies in the Russell 3000 Index, as ranked by market capitalization. The Russell 1000 Index consists of the largest 1,000 companies in the Russell 3000 Index. You cannot invest directly in an index.

Cash Flow measures the cash generating capability of a company by adding non-cash charges and interest to pretax income. Free Cash Flow measures the cash generating capability of a company by subtracting capital expenditures from cash flow from operations.  Basis point is a unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument. Price-to-Earnings Ratio is a valuation ratio of a company’s current share price compared to its per-share earnings as calculated by Market Value per Share divided by Earnings per Share (EPS).

Opinions expressed are subject to change, are not guaranteed and should not be considered investment advice or recommendations to buy or sell any security.

The Intrepid Capital Funds are distributed by Quasar Distributors, LLC

Intrepid Income Fund

October 1, 2013

Jason Lazarus,	Ben Franklin,
Income Fund	Income Fund
Co-Portfolio Manager	Co-Portfolio Manager

Dear Fellow Shareholders,

After struggling in the spring, the high-yield market, as measured by the Bank of America Merrill Lynch High Yield Master II Index (“the Index”), roared back and posted a 2.25% return in the quarter ended September 30, 2013.  The Intrepid Income Fund (the “Fund”) returned 0.87% in the same period.  In the Fund’s fiscal year ended September 30, 2013, the Index rose 7.09% versus the Fund’s gain of 2.76%.  The underperformance is primarily attributable to our elevated cash position, which averaged 45% in the quarter and 38% in the year.  In addition, our portfolio’s holdings are generally more defensive and have higher credit qualities than the average high-yield bond, in our opinion.  While these bonds typically have lower than average yields, we believe we are giving up small incremental returns for a dramatic reduction in risk.  This posturing is directly related to historically low corporate bond yields and the absence of attractive opportunities.

As we have stated time and time again, when we cannot uncover securities that are attractive on an absolute basis, we will hold cash.  We emphasize the word absolute because a prevalent argument for increasing exposure to high-yield bonds is that the asset class is relatively attractive.  But relative to what?  Surely a 6% prospective return is attractive relative to the measly 1.4% offered by a 5-year U.S. Treasury bond.  It also seems attractive relative to investment grade corporate bonds, which currently have a yield-to-worst of 3.4% as measured by the Bank of America Merrill Lynch US Corporate Index.  But shouldn’t investors betting on relative bargains ensure the reference securities (Treasuries or investment grade bonds) are not overvalued in the first place?  This consideration seems to be missing from the relativists’ argument.  The relative value argument is further weakened when considering default rates.  Bond yields are predicated on a successful return of principal at or before maturity.  The stated yield would only be realized if there are zero defaults and all coupon payments are reinvested at the same yield.  However, a number of high-yield bonds default every year, and in many cases not all of the principal value is recovered.  While default rates are currently low, a pick up could materially impact the actual return realized by high-yield investors.  For these reasons, we have elected to upgrade the quality of the portfolio’s holdings, as well as hold cash when an attractive security cannot be identified.

The largest contributors the Fund’s performance in the quarter were EPL 8.250% due 2/15/2018, Ruby Tuesday 7.625% due 5/15/2020, and Smith & Wesson 5.875% due 6/15/2017.  All three securities constitute larger weights in the portfolio, and each outperformed the benchmark in the quarter.  The contributions of EPL (ticker: EPL) and Ruby Tuesday (ticker: RT) were aided by opportunistic purchases made as the high-yield market sold off in June.  The Fund had only one detractor in the quarter, ADS Tactical 11.000% due 4/01/2018, which is one of our smallest positions.  In the Fund’s fiscal year ended September 30, 2013, the top contributors were EPL 8.250%, PetroQuest Energy 10.000% due 9/01/2017, and WWE common stock.  The two bonds are sizeable positions, and both outperformed the benchmark.  WWE (ticker: WWE) is a small position, but the stock performed very well in the fiscal year and was, therefore, a top contributor.  There was only one material detractor in the fiscal year, Northern Oil and Gas 8.00% due 6/01/2020.  Northern Oil and Gas (ticker: NOG) is a fairly new position that was initiated in April and subsequently added to.  At the time, we believed the bonds were attractive (and still do), but the market sold off shortly after our purchases.  Our focus on absolute value sometimes results in our timing being less than ideal, but as regular readers of our letters know, we do not believe short-term changes in security prices can be forecast with any consistency.  Our investment thesis remains intact (see second quarter 2013 commentary), and we believe Northern Oil and Gas will be an attractive core holding for some time.

As a result of the rebound in high-yield bond prices, the Fund’s activity was relatively muted in the quarter.  We added incrementally to a few positions, and established a material holding in only one new credit idea.  Four of our holdings were called partially or in their entirety, two of which constituted large positions in the portfolio: Bill Barrett 9.875% due 7/15/2016, and Bio-Rad Labs 8.000% due 9/15/2016.  Additionally, The Pantry (ticker: PTRY) repriced its term loan at a lower interest rate, but we decided not to partake in the lower yielding security.

The Intrepid process of seeking absolute value frequently leads our portfolio managers and analysts to scour beaten-up industries in search of the proverbial diamond in the rough.  Over the last few years we have found several ideas in the

Intrepid Income Fund

energy industry, where we cherry-picked the securities we believed offered the most attractive potential returns for the risks taken.  In recent months, the precious metals industry has been fertile ground for our search, including miners and service providers.  After completing deeper research on several potentials, we uncovered AuRico Gold (ticker: AUQ), a Canadian-based gold miner.  AuRico has a small convertible bond issue paying a 3.5% coupon and maturing on 10/01/2016, which we were able to purchase near the end of the quarter.  The Fund’s flexible investment mandate allowed us to venture outside of the traditional high-yield universe to seek attractive opportunities.

AuRico has gold mines in Ontario, Canada, and Sonora, Mexico.  Over the past few years, the company has drastically reorganized the business.  Additionally, much of the company’s value is dependent on the success of an upcoming project. Combined with significantly lower gold prices, these issues have weighed heavily on AuRico’s stock.  Since the bonds have a convertible feature, the market determines the bond’s value in part based on the stock price.  In the past year, the bonds have declined from over 110 to below 95.  At prices below 95, the notes offer a yield of approximately 5.5%, and the issuer has no call protection.  We believe this is attractive when considering what we believe to be significant asset coverage that minimizes the potential for credit impairment.  Note that this view excludes any potential upside from higher gold prices.  Essentially, we believe we are being given a free option on higher precious metals prices.

The second idea we would like to highlight is PHI Incorporated (ticker: PHII).  We have been slowly accumulating PHI’s 8.625% notes due 10/15/2018 since late 2012, and did not want to discuss it in our letters before we reached the target position size.  PHI provides helicopter transportation services to the oil and gas industry in the Gulf of Mexico and to the medical industry in various U.S. markets.  Investing in an energy services company when energy prices are high is typically a risky proposition, but we believe PHI’s business is more immune to the cyclicality of the industry.  PHI’s business is not highly dependent on exploration like a drilling contractor is.  Sales are driven by production levels, which are much more stable.  Additionally, nearly all of PHI’s oil and gas sales are contract-based.  The company receives a fixed fee on half of this amount, regardless of the number of flight hours.  Further bolstering the credit quality is what we consider to be substantial asset protection.  PHI owns 210 helicopters that we believe are worth $690 million.  A liquid secondary market for helicopters exists, and we believe PHI could easily unload excess fleet if necessary.

We recently came across a mountaineering book by legendary American climber Ed Viesturs entitled “No Shortcuts to the Top.”  While we expected the book to be a quick pleasure read, we found many parallels between climbing and investing, particularly on the subjects of herd behavior, patience and risk management.  We would like to share Ed’s view on risk but urge you to read the book to more fully appreciate his accomplishments.  We hope you find the connection between safe mountaineering and investing practices as interesting as we do.

Ed Viesturs has taken an activity most would think is incredibly risky, climbing the world’s highest peaks, and made it seemingly pedestrian and routine.  Ed’s view on risk is encapsulated in his saying that, “Getting to the top is optional; Getting down is mandatory.”  In following this motto throughout his career, Ed has at times forced himself to turn back down a mountain only several hundred feet from the summit.  Think for a moment about the sunk costs involved in making such a decision.  He and his climbing partners have spent tens of thousands of dollars and travelled halfway around the world.  They have spent weeks acclimatizing to the high altitudes in order to prepare their bodies for a summit attempt.  In some cases, they may have been waiting for days at a high elevation base camp with limited resources, waiting for the weather to clear before leaving for the summit.  We appreciate the patience it takes just to reach the point where a summit bid can even be considered.  After all of this preparation, Viesturs has exercised extreme risk control and abandoned summit attempts on several occasions.  On one trip, Viesturs elected to turn around only 300 feet from the peak of 29,029 foot Mount Everest.

The parallels to investing are obvious, particularly to the absolute value strategy we employ here at Intrepid.  We will continue to remain disciplined in our search for undervalued securities.  Thank you for your investment.

Sincerely,

Ben Franklin, CFA	Jason Lazarus, CFA
Intrepid Income Co-Lead Portfolio Manager	Intrepid Income Co-Lead Portfolio Manager

Intrepid Income Fund

Must be preceded or accompanied by a current prospectus.

Mutual fund investing involves risk. Principal loss is possible. Investments in debt securities typically decrease in value when interest rates rise. The risk is generally greater for longer term debt securities. Investments by the Fund in lower-rated and non-rated securities present a greater risk of loss to principal and interest than higher rated securities. The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual securities volatility than a diversified fund.

The Bank of America Merrill Lynch High Yield Master II Index is Merrill Lynch’s broadest high yield index, and as such is comparable with the broad indices published by other investment banks. Bank of America Merrill Lynch US Corporate Index is an unmanaged index of U. S. dollar denominated investment grade corporate debt securities publicly issued in the U.S. domestic market with at least one year remaining term to final maturity.  You cannot invest directly in an index.

Yield-to-Worst is the lowest potential yield that can be received on a bond without the issue defaulting.

Opinions expressed are subject to change, are not guaranteed and should not be considered investment advice or recommendations to buy or sell any security.

The Intrepid Capital Funds are distributed by Quasar Distributors, LLC.

Intrepid Disciplined Value Fund

October 1, 2013

“Remain calm…all is well!”

Gregory M. Estes,
Disciplined Value Fund
Portfolio Manager

Dear Fellow Shareholders,

The first nine months of 2013 have been great for equity investors.  With the Dow Jones Industrial Index up 17.6%, the Standard & Poor’s 500 Index up 19.8%, and the Russell 3000 Index up 21.3%, all in just nine months, one might be excused for simply assuming that all is well in the U.S. economy.  Indeed, Federal Reserve Chairman Ben Bernanke has been playing the role of Animal House’s Chip Diller, shouting to market investors, “Remain calm, all is well!” And yet, the Fed has decided to forgo its earlier summer decision to taper its purchase of bonds on concerns of economic weakness.  Corporate earnings growth has largely come not from revenue growth, but from cost cutting and tax strategies.  In our view, stock prices have pulled ahead of profits.  The Shiller PE, which compares stock prices to the ten-year earnings average, stands at 24.25, which is more than 50% above the long-term median multiple of 15.89 times.  In addition, Congress cannot agree on funding government spending, which in and of itself does not seem to bother markets.  However, the likelihood that Congress will come to an agreement on raising the debt ceiling seems to be diminishing, and that might be a greater cause for worry among investors.  All in all, we think that the market’s level today is unwarranted given the earnings and uncertainty present.

For the quarter ended September 30, 2013, the Intrepid Disciplined Value Fund (“the Fund”) returned 4.32% in comparison to the S&P 500’s return of 5.24% and the Russell 3000’s return of 6.35%.  For the full fiscal year, the Fund returned 14.27% in comparison to the S&P 500’s return of 19.34% and the Russell 3000’s return of 21.60%.  The Fund captured roughly 68% of the return of the Russell 3000 Index for the quarter and two-thirds of the same index’s return for the fiscal year.  This has occurred in an environment in which cash levels for the Fund have steadily increased over the twelve-month period.  On September 30, 2012, the cash position was 29.9%.  By September 30, 2013, the cash position was 59.1% - almost double what it was to start the fiscal year.  We think this is an incredibly challenging period to find attractively priced businesses.

Given the increasing cash level in the Fund, it should come as no surprise that most of the activity in the quarter came from sales.  We sold Western Union (ticker: WU), SAI Corp (ticker: SAIC) and Staples (ticker: SPLS) when they reached our intrinsic valuations. Dell (ticker: DELL) was sold just prior to the vote on the buyout offer, because we believed that, given the stock’s price near the buyout level of $13.75 and the recent court ruling authoring the voter record date change, there was little likelihood for the deal to be voted down.  We decided to exit the position with the possibility to repurchase should the deal not pass.  However, that is all history as Michael Dell was successfully able to stack the vote in his favor and get it approved.  The final two positions sold in the quarter were Pan American Silver (ticker: PAAS) and Tellabs (ticker: TLAB).  We sold these ahead of the close of the fiscal year to realize capital losses to offset some of the gains incurred through the year.  We replaced our silver position with a basket of precious metals companies to maintain exposure within the Fund: Newmont Mining (ticker: NEM), Royal Gold (ticker: RGLD), Coeur Mining (ticker: CDE), and AuRico Gold (ticker: AUQ).

During the quarter, the Fund’s worst performers were Pan American Silver, which, along with most other precious metals companies, has been punished by the market. Microsoft (ticker: MSFT) was another poor performer in the quarter.  The stock began the quarter selling off on a weak quarterly earnings report led by poor sales of its Surface tablet. By mid-August, Microsoft appeared to recover when it was announced that Steve Ballmer would likely step down in twelve months as CEO.  However, only two weeks later, its announcement of purchasing Nokia (ticker: NOK) for €5.44 billion (about $7.3 billion) removed any positive push to the stock.  Perhaps Microsoft could look into how to better manage the dissemination of information to the markets.  Finally, Northern Trust (ticker: NTRS) sold off after a weaker-than-expected quarterly report that saw higher expenses which in turn led to a reduced operating margin.

Intrepid Disciplined Value Fund

The three top performers in the quarter were Bill Barrett (ticker: BBG), Telephone & Data Systems (ticker: TDS), and Ingram Micro (ticker: IM).  Bill Barrett benefitted from some price recovery in crude oil during the quarter.  Ingram Micro exceeded market expectations when it announced earnings in late July, which propelled the stock.  In the case of Telephone and Data, we believe that the stock price moved less so because of the quarterly announcement than due to speculation once again of acquisition of certain pieces of the business, if not of the entire company.  This speculation comes on the heels of some other telecom mergers and acquisitions (M&A), namely T-Mobile’s purchase of MetroPCS and AT&T’s proposed acquisition of Leap.

At the close of the quarter, the average discount within the Fund was 15%.  Because we estimate our own internal values for each stock within the Fund, we can compare those values with their corresponding stock prices to calculate the discount for each position.  Citing the average discount then gives you some idea of the level of discounts prevalent within the Fund.  Today’s average discount is rather low.  When it is viewed in light of current cash levels, it indicates both that the general level of stock prices is high and that cheaply priced investment opportunities are becoming scarce.

Despite the dearth of value opportunities, we will not stop searching for value.  We continue to hunt for quality companies that might meet our requirements.  In cases where the companies are not cheap enough, we do not feel like we have wasted our time.  We keep them in our figurative back pocket, knowing that someday, the market should give us an opportunity to buy them.  We thank you for your confidence in our investment approach.

Sincerely,

Greg Estes, CFA
Intrepid Disciplined Value Fund Portfolio Manager

Must be preceded or accompanied by a current prospectus.

Mutual fund investing involves risk. Principal loss is possible. The Fund is subject to special risks including volatility due to investments in smaller and medium sized companies, which involve additional risks such as limited liquidity and greater volatility. The Fund is considered non-diversified as a result of limiting its holdings to a relatively small number of positions and may be more exposed to individual stock volatility than a diversified fund.

Prior to April 1, 2013, the Fund was named the Intrepid All Cap Fund.

The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.  The Russell 3000 Index is an index representing the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.  The Dow Jones Industrial Average is an unmanaged index of common stocks comprised of major industrial companies and assumes reinvestment of dividends.  You cannot invest directly in an index.

Opinions expressed are subject to change, are not guaranteed and should not be considered investment advice or recommendations to buy or sell any security.

The Intrepid Capital Funds are distributed by Quasar Distributors, LLC.

Intrepid Funds

EXPENSE EXAMPLE
September 30, 2013 (Unaudited)

As a shareholder of the Intrepid Capital Management Funds Trust (the “Funds”), you incur ongoing costs, including management fees; distribution and/or service fees; and other expenses incurred by the Funds.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held the entire period of April 1, 2013 through September 30, 2013.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses.  Although the Funds charge no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks or stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent.  If you request a redemption be made by wire transfer, currently a $15.00 fee is charged by the Funds’ transfer agent.  To the extent that a Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund.  Actual expenses of the underlying funds are expected to vary among the various underlying funds.  These expenses are not included in the following example.  The example includes, but is not limited to, management fees, shareholder servicing fees, distribution fees, fund accounting, custody and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses, interest expense and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Funds and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

INTREPID CAPITAL FUND – INVESTOR CLASS

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	April 1, 2013 -
	April 1, 2013	September 30, 2013	September 30, 2013
Actual	$1,000.00	$1,036.70	$7.15
Hypothetical (5% return before expenses)	1,000.00	1,018.05	7.08

*	Expenses are equal to the Fund’s annualized expense ratio of 1.40%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the period.

Intrepid Funds

EXPENSE EXAMPLE (continued)
September 30, 2013 (Unaudited)

INTREPID CAPITAL FUND – INSTITUTIONAL CLASS

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	April 1, 2013 -
	April 1, 2013	September 30, 2013	September 30, 2013
Actual	$1,000.00	$1,038.10	$5.88
Hypothetical (5% return before expenses)	1,000.00	1,019.30	5.82

*	Expenses are equal to the Fund’s annualized expense ratio of 1.15%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the period.

INTREPID SMALL CAP FUND – INVESTOR CLASS

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	April 1, 2013 -
	April 1, 2013	September 30, 2013	September 30, 2013
Actual	$1,000.00	$1,030.40	$7.13
Hypothetical (5% return before expenses)	1,000.00	1,018.05	7.08

*	Expenses are equal to the Fund’s annualized expense ratio of 1.40%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the period.

INTREPID SMALL CAP FUND – INSTITUTIONALCLASS

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	April 1, 2013 -
	April 1, 2013	September 30, 2013	September 30, 2013
Actual	$1,000.00	$1,031.40	$5.86
Hypothetical (5% return before expenses)	1,000.00	1,019.30	5.82

*	Expenses are equal to the Fund’s annualized expense ratio of 1.15%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the period.

INTREPID INCOME FUND – INVESTOR CLASS

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	April 1, 2013 -
	April 1, 2013	September 30, 2013	September 30, 2013
Actual	$1,000.00	$1,008.40	$5.79
Hypothetical (5% return before expenses)	1,000.00	1,019.30	5.82

*	Expenses are equal to the Fund’s annualized expense ratio of 1.15%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the period.

Intrepid Funds

EXPENSE EXAMPLE (continued)
September 30, 2013 (Unaudited)

INTREPID INCOME FUND – INSTITUTIONAL CLASS

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	April 1, 2013 -
	April 1, 2013	September 30, 2013	September 30, 2013
Actual	$1,000.00	$1,009.70	$4.53
Hypothetical (5% return before expenses)	1,000.00	1,020.56	4.56

*	Expenses are equal to the Fund’s annualized expense ratio of 0.90%, multiplied by the average account value over theperiod, multiplied by 183/365 to reflect the period.

INTREPID DISCIPLINED VALUE FUND

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	April 1, 2013 -
	April 1, 2013	September 30, 2013	September 30, 2013
Actual	$1,000.00	$1,050.10	$7.20
Hypothetical (5% return before expenses)	1,000.00	1,018.05	7.08

*	Expenses are equal to the Fund’s annualized expense ratio of 1.40%, multiplied by the average account value over theperiod, multiplied by 183/365 to reflect the period.

Intrepid Capital Fund

Total Return Based on a $10,000 Investment
(Unaudited)

This chart assumes an initial gross investment of $10,000 made on January 3, 2005 (commencement of operations of the Investor Class).  Returns shown include the reinvestment of all dividends.  Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.  In the absence of fee waivers and reimbursements, total return would be reduced.  Past performance is not predictive of future performance.  Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

S&P 500 TOTAL RETURN INDEX - A capitalization-weighted index of 500 stocks.  The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

BANK OF AMERICA MERRILL LYNCH U.S. HIGH YIELD MASTER II INDEX - Merrill Lynch’s broadest high yield index, and as such is comparable with the broad indices published by other investment banks.  The index return is found in the Wall Street Journal, making it very transparent for shareholders to compare the Fund to on a daily basis.

BARCLAYS CAPITAL U.S. GOVERNMENT/CREDIT INDEX - A non-securitized component of the U.S. Aggregate Index.  The Barclays Capital U.S. Government/Credit Index includes Treasuries, Government-Related Issues and investment grade U.S. corporate securities.

Average Annual Total Returns (for periods ended September 30, 2013)

				Since Inception
	1 Year	3 Year	5 Year	(01/03/05)
Intrepid Capital Fund - Investor Class	9.89%	9.51%	10.31%	7.42%
Intrepid Capital Fund - Institutional Class	10.18%	9.79%	N/A	8.57%*
S&P 500 Total Return Index	19.34%	16.27%	10.02%	6.12%
Bank of America Merrill Lynch
U.S. High Yield Master II Index	7.09%	8.87%	13.35%	8.00%
Barclays Capital U.S. Government/Credit Index	-1.96%	2.89%	5.71%	4.69%
Bank of America Merrill Combined Index	14.36%	13.34%	11.54%	7.00%
(60% S&P 500, 40% Bank of America Merrill)
Barclays Capital Combined Index	10.46%	10.98%	8.73%	5.87%
(60% S&P 500, 40% Barclays Capital)

* Inception date of the Institutional Class was 4/30/10.

Intrepid Small Cap Fund

Total Return Based on a $10,000 Investment
(Unaudited)

This chart assumes an initial gross investment of $10,000 made on October 3, 2005 (commencement of operations of the Investor Class).  Returns shown include the reinvestment of all dividends.  Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.  In the absence of fee waivers and reimbursements, total return would be reduced.  Past performance is not predictive of future performance.  Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

RUSSELL 2000 TOTAL RETURN INDEX - An index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the Russell 3000 Index.

Average Annual Total Returns (for periods ended September 30, 2013)

				Since Inception
	1 Year	3 Year	5 Year	(10/03/05)
Intrepid Small Cap Fund - Investor Class	9.25%	8.82%	13.96%	11.40%
Intrepid Small Cap Fund - Institutional Class	9.51%	9.08%	N/A	11.21%*
Russell 2000 Total Return Index	30.06%	18.29%	11.15%	7.52%

*	Inception date of the Institutional Class was 11/3/09.

Intrepid Income Fund

Total Return Based on a $10,000 Investment
(Unaudited)

This chart assumes an initial gross investment of $10,000 made on July 2, 2007 (commencement of operations of the Investor Class).  Returns shown include the reinvestment of all dividends.  Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.  In the absence of fee waivers and reimbursements, total return would be reduced.  Past performance is not predictive of future performance.  Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

BANK OF AMERICA MERRILL LYNCH U.S. HIGH YIELD MASTER II INDEX - Merrill Lynch’s broadest high yield index, and as such is comparable with the broad indices published by other investment banks.  The index return is found in the Wall Street Journal, making it very transparent for shareholders to compare the Fund to on a daily basis.

Average Annual Total Returns (for periods ended September 30, 2013)

				Since Inception
	1 Year	3 Year	5 Year	(07/02/07)
Intrepid Income Fund - Investor Class	2.76%	4.44%	5.81%	4.64%
Intrepid Income Fund - Institutional Class	3.03%	4.70%	N/A	5.04%*
Bank of America Merrill Lynch
U.S. High Yield Master II Index	7.09%	8.87%	13.35%	8.44%

*	Inception date of the Institutional Class was 8/16/10.

Intrepid Disciplined Value Fund

Total Return Based on a $10,000 Investment
(Unaudited)

Total Return Based on a $10,000 Investment
(Unaudited)

This chart assumes an initial gross investment of $10,000 made on October 31, 2007 (commencement of operations).  Returns shown include the reinvestment of all dividends.  Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.  In the absence of fee waivers and reimbursements, total return would be reduced.  Past performance is not predictive of future performance.  Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

S&P 500 TOTAL RETURN INDEX - A capitalization-weighted index of 500 stocks.  The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

RUSSELL 3000 TOTAL RETURN INDEX - An index representing the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

Total Returns (for periods ended September 30, 2013)

			Since Inception
	1 Year	3 Year	(10/31/07)
Intrepid Disciplined Value Fund	14.27%	10.45%	5.73%
S&P 500 Total Return Index	19.34%	16.27%	3.67%
Russell 3000 Total Return Index	21.60%	16.76%	4.18%

Intrepid Funds

ALLOCATION OF PORTFOLIO HOLDINGS (as a % of net assets)
September 30, 2013 (Unaudited)

INTREPID CAPITAL FUND

Components of Portfolio Holdings
Common Stocks	$193,300,525
Corporate Bonds	99,134,826
Convertible Bond	3,524,657
Cash*	122,170,529
$418,130,537

* Cash, cash equivalents and other assets less liabilities.

INTREPID SMALL CAP FUND

Components of Portfolio Holdings
Information Technology	$102,299,153
Consumer Discretionary	49,710,088
Industrials	38,056,093
Energy	33,098,705
Health Care	19,595,371
Financials	14,301,200
Telecommunication Services	11,779,014
Materials	11,019,596
Cash*	395,493,271
$675,352,491
* Cash, cash equivalents and other assets less liabilities.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

Intrepid Funds

ALLOCATION OF PORTFOLIO HOLDINGS (as a % of net assets) (continued)
September 30, 2013 (Unaudited)

INTREPID INCOME FUND

Components of Portfolio Holdings
Corporate Bonds	$53,661,148
Common Stock	1,205,399
Convertible Bond	914,047
Cash*	52,304,063
$108,084,657

*	Cash, cash equivalents and other assets less liabilities.

INTREPID DISCIPLINED VALUE FUND

Components of Portfolio Holdings
Information Technology	$5,235,537
Energy	2,465,618
Industrials	2,155,719
Consumer Discretionary	2,142,247
Financials	1,724,230
Telecommunication Services	1,413,613
Health Care	1,145,152
Materials	623,245
Cash*	24,468,331
$41,373,692
* Cash, cash equivalents and other assets less liabilities.

Intrepid Capital Fund

SCHEDULE OF INVESTMENTS
September 30, 2013

COMMON STOCKS - 46.23%	Shares	Value

Commercial & Professional Services - 3.53%
FTI Consulting, Inc. (a)	390,807	$14,772,505

Consumer Durables & Apparel - 1.60%
Coach, Inc.	122,659	6,688,595

Consumer Services - 1.80%
Speedway Motorsports, Inc.	419,861	7,515,512

Diversified Financials - 5.42%
The Bank of New York Mellon Corp.	403,000	12,166,570
The Western Union Co.	563,470	10,514,350
		22,680,920

Energy - 5.90%
Bill Barrett Corp. (a)	500,000	12,555,000
Newfield Exploration Co. (a)	424,000	11,604,880
Warren Resources, Inc. (a)	169,400	496,342
		24,656,222

Food & Staples Retailing - 0.88%
The Pantry, Inc. (a)	332,233	3,681,142

Insurance - 3.40%
Baldwin & Lyons, Inc. - Class B	70,272	1,713,231
Berkshire Hathaway, Inc. - Class B (a)	110,000	12,486,100
		14,199,331

Materials - 0.89%
Royal Gold, Inc.	76,500	3,722,490

Media - 2.02%
World Wrestling Entertainment, Inc. (b)	830,459	8,445,768

Pharmaceuticals, Biotechnology & Life Sciences - 2.71%
Bio-Rad Laboratories, Inc. (a)	96,327	11,324,202

Retailing - 4.00%
Aaron’s, Inc.	155,834	4,316,602
Big Lots, Inc. (a)	334,610	12,410,685
		16,727,287

Software & Services - 10.61%
Amdocs Ltd. (c)	233,400	8,551,776
Check Point Software Technologies Ltd. (a)(c)	94,980	5,372,069
CSG Systems International, Inc.	265,205	6,643,385
Epiq Systems, Inc. (b)	612,066	8,091,512
Global Payments, Inc.	139,000	7,100,120
ManTech International Corp. (b)	140,144	4,030,542

See notes to financial statements.

Intrepid Capital Fund

SCHEDULE OF INVESTMENTS (continued)
September 30, 2013

COMMON STOCKS - 46.23% (continued)	Shares	Value

Software & Services - 10.61% (continued)
Microsoft Corp.	138,000	$4,596,780
		44,386,184

Technology Hardware & Equipment - 2.36%
Ingram Micro, Inc. (a)	428,106	9,867,843

Telecommunication Services - 1.11%
Telephone & Data Systems, Inc.	156,769	4,632,524
TOTAL COMMON STOCKS (Cost $159,831,586)		193,300,525

CORPORATE BONDS - 23.71%	Principal Amount

Commercial & Professional Services - 0.63%
ADS Tactical, Inc. (d)(e)
11.000%, 04/01/2018	$2,930,000	2,651,650

Consumer Durables & Apparel - 2.05%
Smith & Wesson Holding Corp. (e)(f)
5.875%, 06/15/2017	8,487,000	8,571,870

Consumer Services - 1.85%
Ruby Tuesday, Inc.
7.625%, 05/15/2020	7,614,000	7,728,210

Diversified Financials - 0.98%
National Money Mart Co. (c)
10.375%, 12/15/2016	3,901,000	4,086,297

Energy - 8.26%
EPL Oil & Gas, Inc.
8.250%, 02/15/2018	7,755,000	8,181,525
Northern Oil & Gas, Inc.
8.000%, 06/01/2020	12,632,000	12,663,580
PetroQuest Energy, Inc.
10.000%, 09/01/2017	6,182,000	6,305,640
PHI, Inc.
8.625%, 10/15/2018	3,432,000	3,616,470
Swift Energy Co.
8.875%, 01/15/2020	3,677,000	3,787,310
		34,554,525

Food & Staples Retailing - 0.76%
Spartan Stores, Inc. (e)(g)(h)
6.625%, 12/15/2016	3,000,000	3,168,750

Food, Beverage & Tobacco - 1.72%
Cott Beverages, Inc.
8.125%, 09/01/2018	6,632,000	7,179,140

See notes to financial statements.

Intrepid Capital Fund

SCHEDULE OF INVESTMENTS (continued)
September 30, 2013

CORPORATE BONDS - 23.71% (continued)	Principal Amount	Value

Household & Personal Products - 1.96%
Central Garden & Pet Co.
8.250%, 03/01/2018	$3,242,000	$3,201,475
The Scotts Miracle-Gro Co.
7.250%, 01/15/2018	4,807,000	5,029,324
		8,230,799

Materials - 1.55%
Compass Minerals International, Inc.
8.000%, 06/01/2019	6,029,000	6,451,030

Software & Services - 1.69%
ManTech International Corp. (b)
7.250%, 04/15/2018	6,665,000	7,048,238

Transportation - 2.26%
Quality Distribution LLC / QD Capital Corp.
9.875%, 11/01/2018	4,173,000	4,538,137
Swift Services Holdings, Inc.
10.000%, 11/15/2018	4,438,000	4,926,180
		9,464,317
TOTAL CORPORATE BONDS (Cost $99,590,616)		99,134,826

CONVERTIBLE BOND - 0.84%

Materials - 0.84%
AuRico Gold, Inc. (c)
3.500%, 10/01/2016	3,698,000	3,524,657
TOTAL CONVERTIBLE BOND (Cost $3,503,855)		3,524,657
Total Investments (Cost $262,926,057) - 70.78%		295,960,008
Other Assets in Excess of Liabilities - 29.22%		122,170,529
TOTAL NET ASSETS - 100.00%		$418,130,537

Percentages are stated as a percent of net assets.
(a)	Non-income producing security.
(b)	Affiliated company. See Footnote 7.
(c)	Foreign issued security.
(d)	Security is restricted to resale. Cost: $2,979,722. Original acquisition date: 7/11/12.
(e)	Security is considered illiquid and may be difficult to sell.
(f)	Security is restricted to resale. Cost: $8,487,000. Original acquisition date: 6/11/13.
(g)	Security is restricted to resale. Cost: $3,158,858. Original acquisition date: 2/6/13.
(h)	Fair valued security. The aggregate value of fair valued securities as of September 30, 2013 was $3,168,750, which represented 0.76% of net assets.

See notes to financial statements.

Intrepid Capital Fund

SCHEDULE OF OPEN FORWARD CURRENCY CONTRACTS
September 30, 2013

			Amount of		Amount of	Unrealized
Counterparty	Forward	Currency to	Currency to	Currency to	Currency to	Appreciation
of Contract	Expiration Date	be Received	be Received	be Delivered	be Delivered	(Depreciation)
Morgan Stanley	11/20/2013	U.S. Dollars	4,942,339	Swedish Krona	33,000,000	$(186,256)
Morgan Stanley	11/20/2013	Swedish Krona	33,000,000	U.S. Dollars	5,013,445	115,150
						$(71,106)

See notes to financial statements.

Intrepid Small Cap Fund

SCHEDULE OF INVESTMENTS
September 30, 2013

COMMON STOCKS - 41.44%	Shares	Value

Commercial & Professional Services - 5.64%
FTI Consulting, Inc. (a)	616,651	$23,309,408
Tetra Tech, Inc. (a)	569,590	14,746,685
		38,056,093

Energy - 4.90%
Bill Barrett Corp. (a)	575,000	14,438,250
Newfield Exploration Co. (a)	681,785	18,660,455
		33,098,705

Insurance - 2.12%
Aspen Insurance Holdings Ltd. (b)	394,081	14,301,200

Materials - 1.63%
AuRico Gold, Inc. (b)	1,016,000	3,870,960
Coeur Mining, Inc. (a)	292,000	3,518,600
Royal Gold, Inc.	74,600	3,630,036
		11,019,596

Media - 3.10%
World Wrestling Entertainment, Inc. (c)	2,055,828	20,907,771

Pharmaceuticals, Biotechnology & Life Sciences - 2.90%
Bio-Rad Laboratories, Inc. (a)	166,684	19,595,371

Retailing - 4.26%
Aaron’s, Inc.	625,130	17,316,101
Big Lots, Inc. (a)	309,685	11,486,216
		28,802,317

Software & Services - 10.87%
Amdocs Ltd. (b)	527,321	19,321,042
CSG Systems International, Inc.	280,904	7,036,645
Epiq Systems, Inc. (c)	1,260,574	16,664,788
Global Payments, Inc.	398,209	20,340,516
ManTech International Corp. (c)	348,086	10,010,953
		73,373,944

Technology Hardware & Equipment - 4.28%
Ingram Micro, Inc. (a)	737,008	16,988,035
Tech Data Corp. (a)	239,174	11,937,174
		28,925,209

See notes to financial statements.

Intrepid Small Cap Fund

SCHEDULE OF INVESTMENTS (continued)
September 30, 2013

COMMON STOCKS - 41.44% (continued)	Shares	Value

Telecommunication Services - 1.74%
Telephone & Data Systems, Inc.	398,613	$11,779,014
TOTAL COMMON STOCKS (Cost $231,610,217)		279,859,220
Total Investments (Cost $231,610,217) - 41.44%		279,859,220
Other Assets in Excess of Liabilities - 58.56%		395,493,271
TOTAL NET ASSETS - 100.00%		$675,352,491

Percentages are stated as a percent of net assets.
(a)	Non-income producing security.
(b)	Foreign issued security.
(c)	Affiliated company. See Footnote 7.

SCHEDULE OF OPEN FORWARD CURRENCY CONTRACTS
September 30, 2013

			Amount of		Amount of	Unrealized
Counterparty	Forward	Currency to	Currency to	Currency to	Currency to	Appreciation
of Contract	Expiration Date	be Received	be Received	be delivered	be Delivered	(Depreciation)
Morgan Stanley	1/10/2014	U.S. Dollars	11,988,479	Swedish Krona	82,000,000	$(740,500)
Morgan Stanley	1/10/2014	Swedish Krona	38,000,000	U.S. Dollars	5,803,121	95,674
Morgan Stanley	1/10/2014	Swedish Krona	44,000,000	U.S. Dollars	6,729,990	100,194
						$(544,632)

See notes to financial statements.

Intrepid Income Fund

SCHEDULE OF INVESTMENTS
September 30, 2013

COMMON STOCK - 1.11%	Shares	Value

Media - 1.11%
World Wrestling Entertainment, Inc. (a)	118,525	$1,205,399
TOTAL COMMON STOCK (Cost $1,088,594)		1,205,399

CORPORATE BONDS - 49.65%	Principal Amount

Commercial & Professional Services - 0.96%
ADS Tactical, Inc. (b)(c)
11.000%, 04/01/2018	$1,150,000	1,040,750

Consumer Durables & Apparel - 4.38%
Smith & Wesson Holding Corp. (c)(d)
5.875%, 06/15/2017	4,688,000	4,734,880

Consumer Services - 3.23%
Ruby Tuesday, Inc.
7.625%, 05/15/2020	3,434,000	3,485,510

Diversified Financials - 1.95%
National Money Mart Co. (e)
10.375%, 12/15/2016	2,005,000	2,100,238

Energy - 16.45%
EPL Oil & Gas, Inc.
8.250%, 02/15/2018	4,244,000	4,477,420
Northern Oil & Gas, Inc.
8.000%, 06/01/2020	4,395,000	4,405,988
PetroQuest Energy, Inc.
10.000%, 09/01/2017	3,662,000	3,735,240
PHI, Inc.
8.625%, 10/15/2018	2,308,000	2,432,055
Swift Energy Co.
8.875%, 01/15/2020	2,650,000	2,729,500
		17,780,203

Food & Staples Retailing - 1.95%
Spartan Stores, Inc. (c)(f)(g)
6.625%, 12/15/2016	2,000,000	2,112,500

Food, Beverage & Tobacco - 3.90%
Cott Beverages, Inc.
8.125%, 09/01/2018	3,896,000	4,217,420

Household & Personal Products - 4.95%
Central Garden & Pet Co.
8.250%, 03/01/2018	2,120,000	2,093,500
The Scotts Miracle-Gro Co.
7.250%, 01/15/2018	3,110,000	3,253,837
		5,347,337

See notes to financial statements.

Intrepid Income Fund

SCHEDULE OF INVESTMENTS (continued)
September 30, 2013

CORPORATE BONDS - 49.65% (continued)	Principal Amount	Value

Materials - 3.88%
Compass Minerals International, Inc.
8.000%, 06/01/2019	$3,921,000	$4,195,470

Software & Services - 3.05%
ManTech International Corp. (a)
7.250%, 04/15/2018	3,120,000	3,299,400

Transportation - 4.95%
Quality Distribution LLC / QD Capital Corp.
9.875%, 11/01/2018	1,800,000	1,957,500
Swift Services Holdings, Inc.
10.000%, 11/15/2018	3,054,000	3,389,940
		5,347,440
TOTAL CORPORATE BONDS (Cost $53,850,011)		53,661,148

CONVERTIBLE BOND - 0.85%
Materials - 0.85%
AuRico Gold, Inc. (e)
3.500%, 10/01/2016	959,000	914,047
TOTAL CONVERTIBLE BOND (Cost $908,653)		914,047
Total Investments (Cost $55,847,258) - 51.61%		55,780,594
Other Assets in Excess of Liabilities - 48.39%		52,304,063
TOTAL NET ASSETS - 100.00%		$108,084,657

Percentages are stated as a percent of net assets.
(a)	Affiliated company. See Footnote 7.
(b)	Security is restricted to resale. Cost: $1,169,515. Original acquisition date: 7/11/12.
(c)	Security is considered illiquid and may be difficult to sell.
(d)	Security is restricted to resale. Cost: $4,588,000. Original acquisition date: 6/11/13.
(e)	Foreign issued security.
(f)	Security is restricted to resale. Cost: $2,105,905. Original acquisition date: 2/6/13.
(g)	Fair valued security. The aggregate value of fair valued securities as of September 30, 2013 was $2,112,500, which represented 1.95% of net assets.

See notes to financial statements.

Intrepid Disciplined Value Fund

SCHEDULE OF INVESTMENTS
September 30, 2013

COMMON STOCKS - 40.86%	Shares	Value

Commercial & Professional Services - 5.21%
FTI Consulting, Inc. (a)	44,975	$1,700,055
Tetra Tech, Inc. (a)	17,600	455,664
		2,155,719

Consumer Durables & Apparel - 0.99%
Coach, Inc.	7,500	408,975

Diversified Financials - 2.84%
Northern Trust Corp.	7,300	397,047
The Bank of New York Mellon Corp.	25,810	779,204
		1,176,251

Energy - 5.96%
Bill Barrett Corp. (a)	48,870	1,227,126
Newfield Exploration Co. (a)	45,250	1,238,492
		2,465,618

Insurance - 1.33%
Aspen Insurance Holdings Ltd. (b)	15,100	547,979

Materials - 1.50%
AuRico Gold, Inc. (b)	41,800	159,258
Coeur Mining, Inc. (a)	12,300	148,215
Newmont Mining Corp.	5,800	162,980
Royal Gold, Inc.	3,140	152,793
		623,246

Media - 2.51%
World Wrestling Entertainment, Inc. (c)	102,231	1,039,689

Pharmaceuticals, Biotechnology & Life Sciences - 2.77%
Bio-Rad Laboratories, Inc. (a)	9,741	1,145,152

Retailing - 1.68%
Big Lots, Inc. (a)	18,700	693,583

Software & Services - 9.67%
Amdocs Ltd. (b)	20,580	754,051
Check Point Software Technologies Ltd. (a)(b)	8,000	452,480
CSG Systems International, Inc.	16,715	418,711
Epiq Systems, Inc. (c)	32,570	430,575
Global Payments, Inc.	21,810	1,114,055
Microsoft Corp.	25,030	833,749
		4,003,621

See notes to financial statements.

Intrepid Disciplined Value Fund

SCHEDULE OF INVESTMENTS (continued)
September 30, 2013

COMMON STOCKS - 40.86% (continued)	Shares	Value

Technology Hardware & Equipment - 2.98%
Ingram Micro, Inc. (a)	36,123	$832,635
Tech Data Corp. (a)	8,000	399,280
		1,231,915

Telecommunication Services - 3.42%
Telephone & Data Systems, Inc.	47,838	1,413,613
TOTAL COMMON STOCKS (Cost $13,982,031)		16,905,361
Total Investments (Cost $13,982,031) - 40.86%		16,905,361
Other Assets in Excess of Liabilities - 59.14%		24,468,331
TOTAL NET ASSETS - 100.00%		$41,373,692

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Foreign issued security.
(c)	Affiliated company. See Footnote 7.

See notes to financial statements.

Intrepid Funds

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2013

				Intrepid
	Intrepid	Intrepid Small	Intrepid	Disciplined
	Capital Fund	Cap Fund	Income Fund	Value Fund
ASSETS:
Investments, at value(1)
Unaffiliated issuers	$268,343,948	$232,275,708	$51,275,795	$15,435,097
Affiliated issuers	27,616,060	47,583,512	4,504,799	1,470,264
Income receivable	2,273,640	79,179	1,163,173	4,938
Receivable for fund shares sold	265,831	6,459,893	35,490	393,590
Receivable for investments sold	3,750,589	118,358	412,222	—
Cash	125,336,889	391,226,818	52,447,622	24,243,042
Appreciation on forward currency contracts	115,150	195,868	—	—
Other assets	22,605	38,321	17,141	15,505
Total assets	427,724,712	677,977,657	109,856,242	41,562,436

LIABILITIES:
Depreciation on forward currency contracts	186,256	740,500	—	—
Payable for fund shares redeemed	754,070	843,253	29,317	11,900
Payable for investment securities purchased	8,071,402	—	1,596,831	—
Payable to Investment Adviser	345,043	568,648	61,050	30,519
Accrued distribution fees	69,591	169,300	23,824	111,868
Other expenses	167,813	303,465	60,563	34,457
Total liabilities	9,594,175	2,625,166	1,771,585	188,744
Total net assets	$418,130,537	$675,352,491	$108,084,657	$41,373,692

NET ASSETS CONSIST OF:
Capital stock	$364,898,498	$605,944,701	$107,508,952	$35,314,926
Accumulated net investment income (loss)	71,106	544,632	82,001	(88,954)
Accumulated undistributed net realized
gain on investments	20,198,088	21,158,787	560,368	3,224,390
Unrealized appreciation (depreciation) on:
Investments and foreign currency translation	33,033,951	48,249,003	(66,664)	2,923,330
Forward currency contracts	(71,106)	(544,632)	—	—
Total net assets	$418,130,537	$675,352,491	$108,084,657	$41,373,692

Investor Class
Net Assets	$228,500,302	$566,624,438	$33,256,455	$41,373,692
Shares outstanding	18,681,244	35,618,292	3,439,084	3,723,603

Institutional Class
Net Assets	189,630,235	108,728,053	74,828,202	—
Shares outstanding	15,497,139	6,755,430	7,747,910	—

Total shares outstanding (unlimited shares
of no par value authorized)	34,178,383	42,373,722	11,186,994	3,723,603

Investor Class Net asset value, offering
and redemption price per share	$12.23	$15.91	$9.67	$11.11

Institutional Class Net asset value, offering
and redemption price per share	$12.24	$16.09	$9.66	N/A

(1) Cost of Investments
Unaffiliated issuers	$237,685,316	$189,820,591	$51,472,938	$12,705,582
Affiliated issuers	25,240,741	41,789,626	4,374,320	1,276,449

See notes to financial statements.

Intrepid Funds

STATEMENT OF OPERATIONS
For the year ended September 30, 2013

				Intrepid
	Intrepid	Intrepid Small	Intrepid	Disciplined
	Capital Fund	Cap Fund	Income Fund	Value Fund
INVESTMENT INCOME:
Dividend income
Unaffiliated issuers*	$3,561,497	$2,611,436	$—	$553,199
Affiliated issuers (See Note 7)	943,467	2,352,778	75,356	90,556
Interest income
Unaffiliated issuers*	6,858,425	—	4,109,565	—
Affiliated issuers (See Note 7)	129,983	—	67,837	—
Total investment income	11,493,372	4,964,214	4,252,758	643,755

Advisory fees (See Note 3)	4,091,678	7,054,215	808,005	395,973
Distribution (12b-1) fees - Investor Class Only	694,157	1,586,600	91,023	98,993
Administration fees	307,553	537,352	83,217	31,171
Shareholder servicing fees and expenses	96,068	226,882	44,711	21,942
Fund accounting fees	92,393	150,474	26,336	9,857
Federal and state registration	54,973	73,742	34,780	23,225
Reports to shareholders	39,001	92,650	8,296	6,048
Audit fees	28,003	28,067	27,631	27,938
Trustees fees and expenses	22,938	39,919	6,156	2,242
Custody fees	18,224	10,230	4,295	2,806
Insurance	16,563	33,091	4,517	1,762
Legal fees	8,293	7,038	6,825	7,580
Miscellaneous	6,915	9,800	2,714	1,132
Total expenses before Adviser reimbursement	5,476,759	9,850,060	1,148,506	630,669
Expenses reimbursed by Adviser (See Note 3)	(78,422)	(181,009)	(87,877)	(76,307)
Net expenses before Adviser recoupment	5,398,337	9,669,051	1,060,629	554,362
Expenses recouped by Adviser	1,183	29,896	—	—
Total net expenses	5,399,520	9,698,947	1,060,629	554,362
Net investment income (loss)	6,093,852	(4,734,733)	3,192,129	89,393

NET REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers	22,546,243	39,138,486	1,325,345	3,462,196
Investments in affiliated issuers (See Note 7)	587,389	(4,566,168)	162,776	46,959
Forward currency contracts	(169,529)	(517,062)	12,957	—
Foreign currency translation	(5,561)	(14,882)	—	—
Net change in unrealized
appreciation (depreciation) on:
Investments	8,800,010	23,068,687	(888,053)	1,536,835
Foreign currency translation	1,285,231	9,265,524	(716,213)	(338,456)
Forward currency contracts	41,089	295,729	(3,758)	—
Net realized and unrealized gain (loss)	33,084,872	66,670,314	(106,946)	4,707,534
Net increase in net assets
resulting from operations	$39,178,724	$61,935,581	$3,085,183	$4,796,927
* Net of foreign taxes withheld	$66,951	$156,566	$—	$3,444

See notes to financial statements.

Intrepid Capital Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30, 2013	September 30, 2012
OPERATIONS:
Net investment income	$6,093,852	$6,103,891
Net realized gain on investments
and foreign currency translation	22,958,542	13,741,928
Net change in unrealized appreciation	10,126,330	36,187,895
Net increase in assets resulting from operations	39,178,724	56,033,714

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income - Investor Class	(3,638,816)	(4,494,768)
From net investment income - Institutional Class	(2,397,326)	(1,749,509)
From net realized gain - Investor Class	(10,107,162)	(14,686,184)
From net realized gain - Institutional Class	(3,401,053)	(5,492,289)
Total distributions	(19,544,357)	(26,422,750)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold - Investor Class	106,946,998	158,725,077
Proceeds from shares sold - Institutional Class	109,092,842	17,647,919
Proceeds from shares issued to holders in
reinvestment of dividends - Investor Class	9,901,041	13,482,824
Proceeds from shares issued to holders in
reinvestment of dividends - Institutional Class	4,410,609	6,163,820
Cost of shares redeemed - Investor Class(1)	(190,022,121)	(103,801,299)
Cost of shares redeemed - Institutional Class(2)	(30,796,579)	(13,438,803)
Net increase in net assets from capital share transactions	9,532,790	78,779,538

TOTAL INCREASE IN NET ASSETS	29,167,157	108,390,502

NET ASSETS:
Beginning of year	388,963,380	280,572,878
End of year (including accumulated net
investment income (loss) of $71,106 and $(218,283))	$418,130,537	$388,963,380

(1) Net of redemption fees of $8,401 and $13,103, respectively.
(2) Net of redemption fees of $2,882 and $1,981, respectively.

See notes to financial statements.

Intrepid Small Cap Fund

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	Year Ended	Year Ended
	September 30, 2013	September 30, 2012
OPERATIONS:
Net investment loss	$(4,734,733)	$(2,760,207)
Net realized gain on investments
and foreign currency translation	34,040,374	64,568,889
Net change in unrealized appreciation	32,629,940	41,308,329
Net increase in assets resulting from operations	61,935,581	103,117,011

DISTRIBUTIONS TO SHAREHOLDERS:
From net realized gain - Investor Class	(52,426,184)	(71,079,314)
From net realized gain - Institutional Class	(4,944,027)	(6,908,737)
Total distributions	(57,370,211)	(77,988,051)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold - Investor Class	178,200,644	360,411,957
Proceeds from shares sold - Institutional Class	72,032,517	30,289,556
Proceeds from shares issued to holders in
reinvestment of dividends - Investor Class	49,056,256	66,939,920
Proceeds from shares issued to holders in
reinvestment of dividends - Institutional Class	4,304,965	5,292,954
Cost of shares redeemed - Investor Class(1)	(362,910,684)	(294,097,802)
Cost of shares redeemed - Institutional Class(2)	(33,673,562)	(22,800,906)
Net increase (decrease) in net assets
from capital share transactions	(92,989,864)	146,035,679

TOTAL INCREASE (DECREASE) IN NET ASSETS	(88,424,494)	171,164,639

NET ASSETS:
Beginning of year	763,776,985	592,612,346
End of year (including accumulated net
investment income of $544,632 and $840,361)	$675,352,491	$763,776,985

(1) Net of redemption fees of $18,925 and $52,972, respectively.
(2) Net of redemption fees of $6,058 and $5,122, respectively.

See notes to financial statements.

Intrepid Income Fund

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	Year Ended	Year Ended
	September 30, 2013	September 30, 2012
OPERATIONS:
Net investment income	$3,192,129	$4,263,622
Net realized gain on investments	1,501,078	780,784
Net change in unrealized appreciation (depreciation)	(1,608,024)	1,955,328
Net increase in assets resulting from operations	3,085,183	6,999,734

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income - Investor Class	(1,102,181)	(1,714,576)
From net investment income - Institutional Class	(2,387,745)	(2,555,868)
From net realized gain - Investor Class	(402,225)	(560,848)
From net realized gain - Institutional Class	(712,548)	(733,271)
Total distributions	(4,604,699)	(5,564,563)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold - Investor Class	7,869,893	19,296,344
Proceeds from shares sold - Institutional Class	19,869,788	14,294,036
Proceeds from shares issued to holders in
reinvestment of dividends - Investor Class	1,398,189	2,087,047
Proceeds from shares issued to holders in
reinvestment of dividends - Institutional Class	3,062,933	3,288,143
Cost of shares redeemed - Investor Class(1)	(15,280,919)	(14,258,167)
Cost of shares redeemed - Institutional Class(2)	(10,156,975)	(5,883,163)
Net increase in net assets from capital share transactions	6,762,909	18,824,240

TOTAL INCREASE IN NET ASSETS	5,243,393	20,259,411

NET ASSETS:
Beginning of year	102,841,264	82,581,853
End of year (including accumulated net
investment income (loss) of $82,001 and $(107,735))	$108,084,657	$102,841,264

(1)	Net of redemption fees of $105 and $2,280, respectively.
(2)	Net of redemption fees of $515 and $0, respectively.

See notes to financial statements.

Intrepid Disciplined Value Fund

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	Year Ended	Year Ended
	September 30, 2013	September 30, 2012
OPERATIONS:
Net investment income	$89,393	$16,641
Net realized gain on investments	3,509,155	3,030,099
Net change in unrealized appreciation	1,198,379	4,720,945
Net increase in assets resulting from operations	4,796,927	7,767,685

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(227,889)	(60,937)
From net realized gain	(2,328,129)	(2,375,902)
Total distributions	(2,556,018)	(2,436,839)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	8,818,324	10,332,319
Proceeds from shares issued to holders in
reinvestment of dividends	2,484,028	2,305,781
Cost of shares redeemed(1)	(19,144,876)	(7,349,436)
Net increase (decrease) in net assets
from capital share transactions	(7,842,524)	5,288,664

TOTAL INCREASE (DECREASE) IN NET ASSETS	(5,601,615)	10,619,510

NET ASSETS:
Beginning of year	46,975,307	36,355,797
End of year (including accumulated net
investment income (loss) of $(88,954) and $0)	$41,373,692	$46,975,307

(1)	Net of redemption fees of $0 and $148, respectively.

See notes to financial statements.

Intrepid Capital Fund – Investor Class

FINANCIAL HIGHLIGHTS

Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:

	Year Ended September 30,
	2013	2012	2011	2010	2009
NET ASSET VALUE:
Beginning of year	$11.69	$10.70	$11.09	$9.99	$9.67

OPERATIONS:
Net investment income(1)	0.18	0.18	0.16	0.16	0.23
Net realized and unrealized
gain (loss) on investment securities	0.93	1.72	(0.05)	1.24	0.52
Total from operations(2)	1.11	1.90	0.11	1.40	0.75

LESS DISTRIBUTIONS:
From net investment income	(0.17)	(0.18)	(0.17)	(0.15)	(0.23)
From net realized gains	(0.40)	(0.73)	(0.33)	(0.15)	(0.20)
Total distributions	(0.57)	(0.91)	(0.50)	(0.30)	(0.43)

NET ASSET VALUE:
End of year	$12.23	$11.69	$10.70	$11.09	$9.99

Total return	9.89%	18.63%	0.74%	14.27%	8.85%

Net assets at end of year (000s omitted)	$228,500	$288,462	$198,898	$136,991	$74,598

RATIO OF EXPENSES TO
AVERAGE NET ASSETS:
Before expense
reimbursement/recoupment	1.42%	1.44%	1.46%	1.53%	1.71%
After expense
reimbursement/recoupment	1.40%	1.40%	1.40%	1.45%	1.80%

RATIO OF NET INVESTMENT
INCOME TO AVERAGE NET ASSETS:
Before expense
reimbursement/recoupment	1.37%	1.62%	1.37%	1.54%	2.79%
After expense
reimbursement/recoupment	1.39%	1.66%	1.43%	1.62%	2.70%
Portfolio turnover rate	57%	63%	88%	54%	60%

(1)	Net investment income per share is calculated using the ending balances prior to consideration or adjustment for permanent book-to-tax differences.
(2)	Total from investment operations per share includes redemption fees of less than $0.01 per share for each of the five years ended September 30, 2013, 2012, 2011, 2010 and 2009.

See notes to financial statements.

Intrepid Capital Fund – Institutional Class

FINANCIAL HIGHLIGHTS (continued)

Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:

				April 30, 2010(1)
				through
	Year Ended September 30,			September 30,
	2013	2012	2011	2010
NET ASSET VALUE:
Beginning of period	$11.70	$10.70	$11.10	$11.17

OPERATIONS:
Net investment income(2)	0.19	0.21	0.18	0.07
Net realized and unrealized
gain (loss) on investment securities	0.95	1.73	(0.05)	(0.06)
Total from operations(3)	1.14	1.94	0.13	0.01

LESS DISTRIBUTIONS:
From net investment income	(0.20)	(0.21)	(0.20)	(0.08)
From net realized gains	(0.40)	(0.73)	(0.33)	—
Total distributions	(0.60)	(0.94)	(0.53)	(0.08)

NET ASSET VALUE:
End of period	$12.24	$11.70	$10.70	$11.10
Total return	10.18%	19.02%	0.93%	0.09	%(4)
Net assets at end of period (000s omitted)	$189,630	$100,501	$81,675	$86,252

RATIO OF EXPENSES TO
AVERAGE NET ASSETS:
Before expense reimbursement/recoupment	1.17%	1.19%	1.21%	1.31	%(5)
After expense reimbursement/recoupment	1.15%	1.15%	1.15%	1.15	%(5)

RATIO OF NET INVESTMENT
INCOME TO AVERAGE NET ASSETS:
Before expense reimbursement/recoupment	1.67%	1.85%	1.58%	1.66	%(5)
After expense reimbursement/recoupment	1.69%	1.89%	1.64%	1.82	%(5)
Portfolio turnover rate	57%	63%	88%	54	%(4)

(1)	Commencement of Operations.
(2)	Net investment income per share is calculated using the ending balances prior to consideration or adjustment for permanent book-to-tax differences.
(3)	Total from investment operations per share includes redemption fees of less than $0.01 per share for each of the two years ended September 30, 2013 and 2012 and the period ended September 30, 2010.
(4)	Not annualized.
(5)	Annualized.

See notes to financial statements.

Intrepid Small Cap Fund – Investor Class

FINANCIAL HIGHLIGHTS (continued)

Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:

	Year Ended September 30,
	2013	2012	2011	2010	2009
NET ASSET VALUE:
Beginning of year	$15.80	$15.26	$15.98	$14.66	$11.60

OPERATIONS:
Net investment loss(1)	(0.12)	(0.06)	(0.09)	(0.02)	(0.01)
Net realized and unrealized
gain on investment securities	1.48	2.47	0.32	2.18	3.32
Total from operations(2)	1.36	2.41	0.23	2.16	3.31

LESS DISTRIBUTIONS:
From net investment income	—	—	—	—	(0.02)
From net realized gains	(1.25)	(1.87)	(0.95)	(0.84)	(0.23)
Total distributions	(1.25)	(1.87)	(0.95)	(0.84)	(0.25)

NET ASSET VALUE:
End of year	$15.91	$15.80	$15.26	$15.98	$14.66

Total return	9.25%	16.76%	1.02%	15.30%	29.35%

Net assets at end of year (000s omitted)	$566,624	$699,196	$542,883	$511,726	$242,899

RATIO OF EXPENSES TO
AVERAGE NET ASSETS:
Before expense
reimbursement/recoupment	1.42%	1.44%	1.45%	1.49%	1.62%
After expense
reimbursement/recoupment	1.40%	1.40%	1.40%	1.40%	1.57%

RATIO OF NET INVESTMENT
LOSS TO AVERAGE NET ASSETS:
Before expense
reimbursement/recoupment	(0.72)%	(0.44)%	(0.54)%	(0.23)%	(0.16)%
After expense
reimbursement/recoupment	(0.70)%	(0.40)%	(0.49)%	(0.14)%	(0.11)%
Portfolio turnover rate	30%	68%	88%	61%	163%

(1)	Net investment loss per share is calculated using the ending balances prior to consideration or adjustment for permanent book-to-tax differences.
(2)	Total from investment operations per share includes redemption fees of less than $0.01 per share for each of the five years ended September 30, 2013, 2012, 2011, 2010 and 2009.

See notes to financial statements.

Intrepid Small Cap Fund – Institutional Class

FINANCIAL HIGHLIGHTS (continued)

Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:

				November 3, 2009(1)
				through
	Year Ended September 30,			September 30,
	2013	2012	2011	2010
NET ASSET VALUE:
Beginning of period	$15.93	$15.34	$16.02	$14.52

OPERATIONS:
Net investment income (loss)(2)	(0.09)	(0.03)	(0.02)	0.01
Net realized and unrealized
gain on investment securities	1.50	2.49	0.29	2.33
Total from operations(3)	1.41	2.46	0.27	2.34

LESS DISTRIBUTIONS:
From net investment income	—	—	—	—
From net realized gains	(1.25)	(1.87)	(0.95)	(0.84)
Total distributions	(1.25)	(1.87)	(0.95)	(0.84)

NET ASSET VALUE:
End of period	$16.09	$15.93	$15.34	$16.02

Total return	9.51%	17.02%	1.28%	16.70	%(4)

Net assets at end of period (000s omitted)	$108,728	$64,581	$49,729	$52,381

RATIO OF EXPENSES TO
AVERAGE NET ASSETS:
Before expense reimbursement/recoupment	1.17%	1.19%	1.20%	1.26	%(5)
After expense reimbursement/recoupment	1.15%	1.15%	1.15%	1.15	%(5)

RATIO OF NET INVESTMENT
INCOME (LOSS) TO AVERAGE NET ASSETS:
Before expense reimbursement/recoupment	(0.47)%	(0.18)%	(0.29)%	0.01	%(5)
After expense reimbursement/recoupment	(0.45)%	(0.14)%	(0.24)%	0.12	%(5)
Portfolio turnover rate	30%	68%	88%	61	%(4)

(1)	Commencement of Operations.
(2)	Net investment income (loss) per share is calculated using the ending balances prior to consideration or adjustment for permanent book-to-tax differences.
(3)	Total from investment operations per share includes redemption fees of less than $0.01 for each of the three years ended September 30, 2013, 2012 and 2011, and the period ended September 30, 2010.
(4)	Not annualized.
(5)	Annualized.

See notes to financial statements.

Intrepid Income Fund – Investor Class

FINANCIAL HIGHLIGHTS (continued)

Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:

	Year Ended September 30,
	2013	2012	2011		2010	2009
NET ASSET VALUE:
Beginning of year	$9.81	$9.65	$9.77		$9.51	$9.43

OPERATIONS:
Net investment income(1)	0.28	0.41	0.41		0.52	0.57
Net realized and unrealized
gain (loss) on investment securities	(0.02)	0.33	(0.13)		0.24	0.09
Total from operations(2)	0.26	0.74	0.28		0.76	0.66

LESS DISTRIBUTIONS:
From net investment income	(0.30)	(0.43)	(0.40)		(0.50)	(0.58)
From net realized gains	(0.10)	(0.15)	(0.00	)(3)	—	—
Total distributions	(0.40)	(0.58)	(0.40)		(0.50)	(0.58)

NET ASSET VALUE:
End of year	$9.67	$9.81	$9.65		$9.77	$9.51

Total return	2.76%	7.79%	2.86%		8.10%	7.67%

Net assets at end of year (000s omitted)	$33,256	$39,756	$32,131		$41,456	$53,972

RATIO OF EXPENSES TO
AVERAGE NET ASSETS:
Before expense reimbursement	1.23%	1.26%	1.31%		1.33%	1.45%
After expense reimbursement	1.15%	1.15%	1.15%		1.24%	1.25%

RATIO OF NET INVESTMENT
INCOME TO AVERAGE NET ASSETS:
Before expense reimbursement	2.73%	4.32%	3.80%		4.95%	6.53%
After expense reimbursement	2.81%	4.43%	3.96%		5.04%	6.73%
Portfolio turnover rate	78%	54%	77%		67%	45%

(1)	Net investment income per share is calculated using the ending balances prior to consideration or adjustment for permanent book-to-tax differences.
(2)	Total from investment operations per share includes redemption fees of less than $0.01 per share for each of the five years ended September 30, 2013, 2012, 2011, 2010 and 2009.
(3)	The amount represents less than $0.01 per share.

See notes to financial statements.

Intrepid Income Fund – Institutional Class

FINANCIAL HIGHLIGHTS (continued)

Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:

					August 16, 2010(1)
					through
	Year Ended September 30,				September 30,
	2013	2012	2011		2010
NET ASSET VALUE:
Beginning of period	$9.80	$9.63	$9.77		$9.73

OPERATIONS:
Net investment income(2)	0.30	0.47	0.38		0.05
Net realized and unrealized
gain (loss) on investment securities	(0.01)	0.30	(0.09)		0.10
Total from operations(3)	0.29	0.77	0.29		0.15

LESS DISTRIBUTIONS:
From net investment income	(0.33)	(0.45)	(0.43)		(0.11)
From net realized gains	(0.10)	(0.15)	(0.00	)(4)	—
Total distributions	(0.43)	(0.60)	(0.43)		(0.11)

NET ASSET VALUE:
End of period	$9.66	$9.80	$9.63		$9.77

Total return	3.03%	8.17%	2.97%		1.59	%(5)

Net assets at end of period (000s omitted)	$74,828	$63,085	$50,451		$24,947

RATIO OF EXPENSES TO
AVERAGE NET ASSETS:
Before expense reimbursement	0.98%	1.01%	1.07%		1.22	%(6)
After expense reimbursement	0.90%	0.90%	0.90%		0.90	%(6)

RATIO OF NET INVESTMENT
INCOME TO AVERAGE NET ASSETS:
Before expense reimbursement	2.96%	4.56%	4.09%		4.56	%(6)
After expense reimbursement	3.04%	4.67%	4.26%		4.88	%(6)
Portfolio turnover rate	78%	54%	77%		67	%(5)

(1)	Commencement of Operations.
(2)	Net investment income per share is calculated using the ending balances prior to consideration or adjustment for permanent book-to-tax differences.
(3)	Total from investment operations per share includes redemption fees of less than $0.01 per share for the year ended September 30, 2013.
(4)	The amount represents less than $0.01 per share.
(5)	Not annualized.
(6)	Annualized.

See notes to financial statements.

Intrepid Disciplined Value Fund

FINANCIAL HIGHLIGHTS (continued)

Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:

	Year Ended September 30,
	2013	2012	2011	2010	2009
NET ASSET VALUE:
Beginning of year	$10.48	$9.23	$10.23	$9.03	$8.74

OPERATIONS:
Net investment income (loss)(1)	0.03	0.01	(0.03)	(0.05)	0.01
Net realized and unrealized
gain (loss) on investment securities	1.36	1.87	(0.16)	1.30	0.30
Total from operations(2)	1.39	1.88	(0.19)	1.25	0.31

LESS DISTRIBUTIONS:
From net investment income	(0.07)	(0.02)	—	—	(0.02)
From net realized gains	(0.69)	(0.61)	(0.81)	(0.05)	—
Total distributions	(0.76)	(0.63)	(0.81)	(0.05)	(0.02)

NET ASSET VALUE:
End of period	$11.11	$10.48	$9.23	$10.23	$9.03

Total return	14.27%	21.07%	(2.61)%	13.93%	3.53%

Net assets at end of period (000s omitted)	$41,374	$46,975	$36,356	$21,401	$16,452

RATIO OF EXPENSES TO
AVERAGE NET ASSETS:
Before expense
reimbursement/recoupment	1.59%	1.60%	1.69%	1.98%	2.65%
After expense
reimbursement/recoupment	1.40%	1.40%	1.54%	1.95%	1.95%

RATIO OF NET INVESTMENT INCOME
(LOSS) TO AVERAGE NET ASSETS:
Before expense
reimbursement/recoupment	0.03%	(0.16)%	(0.48)%	(0.52)%	(0.65)%
After expense
reimbursement/recoupment	0.22%	0.04%	(0.33)%	(0.49)%	0.05%
Portfolio turnover rate	30%	71%	74%	82%	93%

(1)	Net investment income (loss) per share is calculated using the ending balances prior to consideration or adjustment for permanent book-to-tax differences.
(2)	Total from investment operations per share includes redemption fees of less than $0.01 per share for each of the four years ended September 30, 2012, 2011, 2010 and 2009.

See notes to financial statements.

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS
September 30, 2013

1.	ORGANIZATION

Intrepid Capital Management Funds Trust (the “Trust”) was organized as a Delaware Statutory Trust on August 27, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company issuing shares in series, each series representing a distinct portfolio with its own investment objectives and policies.  At September 30, 2013, the Trust consisted of four series (the “Funds”): Intrepid Capital Fund, Intrepid Small Cap Fund, Intrepid Income Fund and Intrepid Disciplined Value Fund.  The Intrepid Capital Fund’s Investor Class commenced operations on January 3, 2005, the Intrepid Capital Fund’s Institutional Class commenced operations on April 30, 2010, the Intrepid Small Cap Fund’s Investor Class commenced operations on October 3, 2005, the Intrepid Small Cap Fund’s Institutional Class commenced operations on November 3, 2009, the Intrepid Income Fund’s Investor Class commenced operations on July 2, 2007, the Intrepid Income Fund’s Institutional Class commenced operations on August 16, 2010 and the Intrepid Disciplined Value Fund commenced operations on October 31, 2007.

On January 28, 2013, the Board of Trustees of Intrepid Capital Management Funds Trust, based on the recommendation of Intrepid Capital Management, Inc., the adviser to the Intrepid All Cap Fund, approved a change in the name and principal investment strategies of the Intrepid All Cap Fund to Intrepid Disciplined Value Fund.  In connection with this name change, the Board also approved the removal of the non-fundamental investment policy requiring that at least 80% of its net assets be invested in equity securities of companies of any size capitalization.  Otherwise, the principal investment strategies remain unchanged, as do the principal risks.  The changes to the name and principal investment strategies became effective on April 1, 2013 and were disclosed to shareholders in a supplement to the All Cap Fund’s prospectus on January 31, 2013.

2.FAIR VALUE MEASUREMENT

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States (“GAAP”).

Valuation of Securities

The Trust has adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period.  These inputs are summarized in the three broad levels listed below.

Level 1 –	Quoted prices in active markets for identical securities.
Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

Equity investments, including common stocks, foreign issued common stocks, exchange-traded funds, closed end mutual funds and real estate investments trusts, which are traded on an exchange are valued at the last sale price reported by the exchange on which the securities are primarily traded on the day of valuation.  If there are no sales on a given day for securities traded on an exchange, the latest bid quotation will be used.  If there is no Nasdaq Official Closing Price for a Nasdaq-listed security or sale price available for an over-the-counter security, the mean of the latest bid and asked quotations from Nasdaq will be used.  When using the market quotations or closing price provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security.

Investment in mutual funds, including money market funds, are generally priced at the ending net asset value (NAV) provided by the service agent of the funds and will be classified as Level 1 securities.

Debt securities, such as corporate bonds, convertible bonds, senior loans and U.S. government agency issues for which market quotations are not readily available may be valued based on information supplied by independent pricing services

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2013

using matrix pricing formulas and/or independent broker bid quotations.  Debt securities with remaining maturities of 60 days or less may be valued on an amortized cost basis, which involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating rates on the fair value of the instrument.  These securities will generally be classified as Level 2 securities.

Forward currency contracts derive their value from the underlying currency prices.  These are valued by a pricing service using pricing models.  The models use inputs that are observed from active markets, such as exchange rates.  These contracts are classified as Level 2.

Any securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Advisor pursuant to procedures established under the general supervision and responsibility of the Funds’ Board of Trustees and will be classified as Level 3 securities.

The inputs of methodology used for valuing securities may not be an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of September 30, 2013, in valuing the Funds’ investments carried at fair value:

Intrepid Capital Fund

Description	Level 1	Level 2	Level 3	Total
Assets
Total Common Stocks*	$193,300,525	$—	$—	$193,300,525
Corporate Bonds
Consumer Discretionary	—	16,300,080	—	16,300,080
Consumer Staples	—	10,380,615	3,168,750	13,549,365
Energy	—	34,554,525	—	34,554,525
Financials	—	4,086,298	—	4,086,298
Industrials	—	12,115,967	—	12,115,967
Information Technology	—	7,048,237	—	7,048,237
Materials	—	11,480,354	—	11,480,354
Total Corporate Bonds	—	95,966,076	3,168,750	99,134,826
Total Convertible Bond*	—	3,524,657	—	3,524,657
Total Forward Currency Contracts**	—	115,150	—	$115,150
Total Assets	$193,300,525	$99,605,883	$3,168,750	$296,075,158

Liabilities
Total Forward Currency Contracts**	$—	$(186,256)	$—	$(186,256)
Total Liabilities	$—	$(186,256)	$—	$(186,256)

Intrepid Small Cap Fund
	Level 1	Level 2	Level 3	Total
Assets
Total Common Stocks*	$279,859,220	$—	$—	$279,859,220
Total Forward Currency Contracts**	—	195,868	—	195,868
Total Assets	$279,859,220	$195,868	$—	$280,055,088

Liabilities
Total Forward Currency Contracts**	$—	$(740,500)	$—	$(740,500)
Total Liabilities	$—	$(740,500)	$—	$(740,500)

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2013

Intrepid Income Fund

	Level 1	Level 2	Level 3	Total
Assets
Total Common Stocks*	$1,205,399	$—	$—	$1,205,399
Corporate Bonds
Consumer Discretionary	—	8,220,390	—	8,220,390
Consumer Staples	—	6,310,920	2,112,500	8,423,420
Energy	—	17,780,202	—	17,780,202
Financials	—	2,100,238	—	2,100,238
Industrials	—	6,388,190	—	6,388,190
Information Technology	—	3,299,400	—	3,299,400
Materials	—	7,449,308	—	7,449,308
Total Corporate Bonds	—	51,548,648	2,112,500	53,661,148
Total Convertible Bond*	—	914,047	—	914,047
Total Assets	$1,205,399	$52,462,695	$2,112,500	$55,780,594

Intrepid Disciplined Value Fund

	Level 1	Level 2	Level 3	Total
Assets
Total Common Stocks*	$16,905,361	$—	$—	$16,905,361
Total Assets	$16,905,361	$—	$—	$16,905,361

*	For further information regarding security characteristics, please see the Schedules of Investments.
**
Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as forward currency contracts, which are reflected at the unrealized appreciation (depreciation) on the instrument.

There were no transfers of securities between Level 1 and Level 2 during the reporting period.

Below is a reconciliation that details the activity of securities in Level 3 during the current fiscal period.  Transfers between levels are recognized at the end of the reporting period.

Intrepid
	Intrepid	Intrepid Small	Intrepid	Disciplined
	Capital Fund	Cap Fund	Income Fund	Value Fund
Beginning Balance - October 1, 2012	$—	$—	$—	$—
Purchases	—	—	—	—
Sales	—	—	—	—
Realized gains	—	—	—	—
Realized losses	—	—	—	—
Change in unrealized appreciation (depreciation)	—	—	—	—
Net Transfers Into/(Out of) Level 3	3,168,750	—	2,112,500	—
Ending Balance - September 30, 2013	$3,168,750	$—	$2,112,500	$—

The movements from Level 2 to Level 3 in the Intrepid Capital Fund and the Intrepid Income Fund were due to the Funds’ pricing agent no longer pricing bonds held in those Funds.  As such, the securities are now being fair valued in accordance with procedures approved by the Board of Trustees.

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2013

The following table presents additional information about valuation methodologies and inputs used for investments that are measured at fair value and categorized within Level 3.

Intrepid Capital Fund
		Fair Value	Valuation	Unobservable
Type of Security	Industry	at 9/30/2013	Techniques	Inputs	Range
Corporate Bonds	Food & Staples Retailing	3,168,750	Broker quotes	Mean of two	N/A
				independent broker quotes
Intrepid Income Fund
		Fair Value	Valuation	Unobservable
Type of Security	Industry	at 9/30/2013	Techniques	Inputs	Range
Corporate Bonds	Food & Staples Retailing	2,112,500	Broker quotes	Mean of two	N/A
				independent broker quotes

The significant unobservable inputs used in the fair value measurement of the corporate bond is the mean of two unpublished independent broker quotes, which approximates the bond’s value in the market place.

Derivative Instruments and Hedging Activities

The Funds’ adviser may use derivative instruments, such as forward currency contracts, as a means to manage exposure to exchange rate risk.  During the fiscal year ended September 30, 2013, the Intrepid Capital Fund, Intrepid Small Cap Fund and the Intrepid Income Fund held derivative instruments.

The Intrepid Capital Fund, the Intrepid Small Cap Fund, and the Intrepid Income Fund used forward currency contracts during the fiscal year for the purpose of hedging exposures to non- U.S. dollar denominated assets.  In general the use of these contracts may reduce the overall risk level in a fund, but may also lower fund performance. The use of these contracts does not create leverage in the Funds.

Values of Forward Currency Contracts as of September 30, 2013

	Asset Derivatives		Liability Derivatives
Derivatives not accounted	Balance Sheet		Balance Sheet
for as hedging instruments	Location	Value	Location	Value
Intrepid Capital Fund
	Appreciation of forward		Depreciation of forward
Forward Currency Contracts	currency contracts	$115,150	currency contracts	$(186,256)
Total		$115,150		$(186,256)

Intrepid Small Cap Fund
	Appreciation of forward		Depreciation of forward
Forward Currency Contracts	currency contracts	$195,868	currency contracts	$(740,500)
Total		$195,868		$(740,500)

Effect of Forward Currency Contracts on the Statement of Operations for the Year Ended September 30, 2013
	Change in unrealized appreciation	Realized gain/(loss) on
	on forward currency contracts	forward currency contracts
Intrepid Capital Fund	$41,089	$(169,529)
Intrepid Small Cap Fund	$295,729	$(517,062)
Intrepid Income Fund	$(3,758)	$12,957

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2013

The average monthly notional amount of forward currency contracts during the fiscal year ended September 30, 2013 were as follows:

Long Positions	Intrepid Capital Fund	Intrepid Small Cap Fund	Intrepid Income Fund
Forward currency contracts	$840,127	$2,088,852	$82,254

Short Positions	Intrepid Capital Fund	Intrepid Small Cap Fund	Intrepid Income Fund
Forward currency contract	$(5,048,937)	$(12,017,551)	$(83,333)

Derivative Risk

The risks of using the types of derivatives in which the Funds may engage include the risk that movements in the value of the derivative may not fully offset or complement instruments currently held in the Funds in the manner intended by the Adviser; the risk that the counterparty to a derivative contract may fail to comply with their obligations to the Fund; the risk that the derivative may not possess a liquid secondary market at a time when the Fund would look to disengage the position; the risk that additional capital from the Fund may be called upon to fulfill the conditions of the derivative contract; and the risk that the cost of the derivative contracts may reduce the overall returns experienced by the Funds.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Indemnification

In the normal course of business the Funds enter into contracts that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims against the fund that have not yet occurred. Based on experience, the Funds expect the risk of loss to be remote.

Foreign Currency Transactions

The books and records are maintained in U.S. dollars.  Foreign currency denominated transactions (i.e. market value of investment securities, assets and liabilities, purchases and sales of investment securities and income and expenses) are translated into U.S. dollars at the current rate of exchange.  The Funds isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.  Such fluctuations are reflected in net realized and unrealized gain or loss on foreign currency translation.

Securities Transactions and Investment Income

The Funds record security transactions based on trade date.  Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis.  Discounts and premiums on securities purchased are amortized over the lives of the respective securities using the effective yield method.  Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.  Net realized gains or losses are determined using the identified cost method.

Distribution to Shareholder Policy

Dividends from net investment income, if any, are declared and paid quarterly.  Distributions of net realized capital gains, if any, are declared and paid at least annually.

Federal Income Taxes

The Funds comply with, and intend to continue to comply with, the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from Federal income taxes.

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2013

Allocation of Income, Expenses, and Gains/Losses

Income, expenses (other than those deemed to be attributable to a specific share class), and gains and losses of each Fund are allocated to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of that Fund.  Expenses deemed directly attributable to a specific share class of shares are charged against the operations of such class.  Most Fund expenses are allocated by class based on relative net assets.

Recent Accounting Pronouncements

In January, 2013, the FASB issued ASU No. 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” in GAAP and International Reporting Financial Standards (“IFRS”).  ASU No. 2013-01 clarifies ASU No. 2011-11, Disclosures about Offsetting Assets and Liabilities to increase comparability and reduce presentation differences between financial statements prepared in accordance with GAAP and financial statements prepared in accordance with IFRS.  This requires increased disclosure about derivative instruments that are offset in a reporting entity’s Statement of Assets and Liabilities and derivative instruments that are subject to a master netting agreement (“MNA”).  Specifically, the ASU requires reporting entities to present separately for assets and liabilities, a) the gross amounts of those recognized assets and recognized liabilities, b) the amounts offset to determine the net amounts presented in the Statement of Assets and Liabilities, c) The net amount presented in the Statement of Assets and Liabilities, d) the amounts subject to an enforceable MNA not included in (b), and e) the net amount after deducting the amounts from (d) and (c).  The effective date of the ASU is for interim and annual periods beginning on or after January 1, 2013.  The Trust is currently evaluating the impact of the ASU on its financial statements.

Subsequent Events Evaluation

Effective as of the close of business on January 31, 2014, Intrepid Income Fund’s Investor Class shares will no longer be available for purchase.  In addition, the Fund will convert its Investor Class shares into Institutional Class shares.  If Investor Class shares are not redeemed prior to the conversion on January 31, 2014, then each shareholder owning Investor Class shares of the Fund will receive Institutional Class shares of the Fund with an aggregate net asset value equal to the aggregate net asset value of their Investor Class shares immediately prior to the conversion.  Effective as of January 31, 2014, the minimum initial amount of investment in the Fund is $2,500 for Institutional Class shares.  Subsequent investments in the Institutional Class shares of the Fund may be made with a minimum investment of $100.

Effective as of the close of business on January 31, 2014, Intrepid Capital Management, Inc. will contractually agree to lower its total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding Acquired Fund Fees and Expenses) for Intrepid Disciplined Value Fund’s Investor Class shares from 1.40% to 1.30% of the average daily net assets.

In preparing these financial statements, the Trust has evaluated events and transactions for potential recognition or disclosure resulting from subsequent events after the statement of assets and liabilities date of September 30, 2013.  This evaluation did not result in any subsequent events that necessitated disclosure and / or adjustments.

3.INVESTMENT ADVISER

The Trust has an Investment Advisory Agreement (the “Agreement”) with Intrepid Capital Management, Inc. (the “Adviser”), with whom certain officers and Trustees of the Trust are affiliated, to furnish investment advisory services to the Funds.  Under the terms of the Agreement, the Trust, on behalf of the Funds, compensates the Adviser for its management services on the Intrepid Capital Fund and Intrepid Disciplined Value Fund at the annual rate of 1.00% on the first $500 million of average daily net assets and 0.80% on the Fund’s average daily net assets in excess of $500 million, on the Intrepid Small Cap Fund at an annual rate of 1.00% of average daily net assets, and on Intrepid Income Fund at the annual rate of 0.75% of average daily net assets.

For the Intrepid Capital Fund and the Intrepid Small Cap Fund, the Adviser agreed to waive its management fee and/or reimburse other expenses of each of the Funds, including organization expenses, to the extent necessary to ensure that each Fund’s operating expenses did not exceed 1.40% of each Fund’s Investor Class’s average daily net assets and 1.15% of average daily net assets of each Fund’s Institutional Class.  For the Intrepid Income Fund, the Adviser agreed to waive its

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2013

management fee and/or reimburse other expenses of the Fund, including organization expense, to the extent necessary to ensure that the Fund’s operating expenses did not exceed 1.15% of average daily net assets of the Investor Class and 0.90% of average daily net assets of the Institutional Class.  For the Intrepid Disciplined Value Fund, the Adviser agreed to waive its management fee and/or reimburse other expenses of the Intrepid Disciplined Value Fund, including organization expense, to the extent necessary to ensure that the Fund’s operating expenses did not exceed 1.40% of average daily assets.  Any such waivers or reimbursements for the Funds are subject to later adjustment to allow the Adviser to recoup amounts waived or reimbursed to the extent actual fees and expenses on a monthly basis during the fiscal year are less than the respective expense cap limitations, provided, however, that the Adviser shall only be entitled to recoup such amounts for a period of three years from the date such amount was waived or reimbursed.  Waived/reimbursed expenses subject to potential recovery by year of expiration are as follows:

	Year of Expiration
	9/30/14	9/30/15	9/30/16
Intrepid Capital Fund	$191,305	$154,544	$78,422
Intrepid Small Cap Fund	353,297	330,578	181,009
Intrepid Income Fund	132,953	104,137	87,877
Intrepid Disciplined Value Fund	58,383	89,179	76,307

4.DISTRIBUTION PLAN

The Trust, on behalf of the Funds, has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), which provides that the Funds may reimburse the Funds’ distributor or others at an annual rate of up to 0.25% of the average daily net assets of the Investor Class of the Capital Fund, Small Cap Fund and Income Funds and the sole class of the Disciplined Value Fund.

Quasar Distributors, LLC serves as the distributor to the Funds.  Quasar Distributors, LLC is an affiliated company of U.S. Bank, N.A.

5.	INVESTMENT TRANSACTIONS

The aggregate purchases and sales of securities (excluding short-term securities) by the Funds for the year ended September 30, 2013 were as follows:

	Non-U.S. Government
	Purchases	Sales
Intrepid Capital Fund	$180,871,893	$237,966,728
Intrepid Small Cap Fund	97,581,299	270,921,406
Intrepid Income Fund	46,724,792	53,333,446
Intrepid Disciplined Value Fund	6,960,945	27,750,376

6.CAPITAL SHARE TRANSACTIONS

Intrepid Capital Fund - Investor Class

	Year Ended	Year Ended
	September 30, 2013	September 30, 2012
Shares sold	9,128,920	14,148,835
Shares issued to holders in reinvestment of dividends	872,212	1,250,497
Shares redeemed	(16,000,098)	(9,312,605)
Net increase (decrease) in shares	(5,998,966)	6,086,727
Shares outstanding:
Beginning of year	24,680,210	18,593,483
End of year	18,681,244	24,680,210

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2013

Intrepid Capital Fund - Institutional Class
	Year Ended	Year Ended
	September 30, 2013	September 30, 2012
Shares sold	9,104,079	1,576,491
Shares issued to holders in reinvestment of dividends	387,245	571,409
Shares redeemed	(2,587,414)	(1,186,229)
Net increase in shares	6,903,910	961,671
Shares outstanding:
Beginning of year	8,593,229	7,631,558
End of year	15,497,139	8,593,229

Intrepid Small Cap Fund - Investor Class
	Year Ended	Year Ended
	September 30, 2013	September 30, 2012
Shares sold	11,564,221	23,184,274
Shares issued to holders in reinvestment of dividends	3,330,364	4,572,399
Shares redeemed	(23,527,970)	(19,084,018)
Net increase (decrease) in shares	(8,633,385)	8,672,655
Shares outstanding:
Beginning of year	44,251,677	35,579,022
End of year	35,618,292	44,251,677

Intrepid Small Cap Fund - Institutional Class
	Year Ended	Year Ended
	September 30, 2013	September 30, 2012
Shares sold	4,581,697	1,935,297
Shares issued to holders in reinvestment of dividends	289,506	359,088
Shares redeemed	(2,168,598)	(1,483,909)
Net increase in shares	2,702,605	810,476
Shares outstanding:
Beginning of year	4,052,825	3,242,349
End of year	6,755,430	4,052,825

Intrepid Income Fund - Investor Class
	Year Ended	Year Ended
	September 30, 2013	September 30, 2012
Shares sold	807,121	1,964,883
Shares issued to holders in reinvestment of dividends	144,501	214,905
Shares redeemed	(1,565,084)	(1,458,488)
Net increase (decrease) in shares	(613,462)	721,300
Shares outstanding:
Beginning of year	4,052,546	3,331,246
End of year	3,439,084	4,052,546

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2013

Intrepid Income Fund - Institutional Class
	Year Ended	Year Ended
	September 30, 2013	September 30, 2012
Shares sold	2,035,741	1,464,005
Shares issued to holders in reinvestment of dividends	316,901	338,817
Shares redeemed	(1,042,816)	(601,709)
Net increase in shares	1,309,826	1,201,113
Shares outstanding:
Beginning of year	6,438,084	5,236,971
End of year	7,747,910	6,438,084

Intrepid Disciplined Value Fund
	Year Ended	Year Ended
	September 30, 2013	September 30, 2012
Shares sold	828,130	1,017,461
Shares issued to holders in reinvestment of dividends	255,822	244,775
Shares redeemed	(1,842,318)	(719,388)
Net increase (decrease) in shares	(758,366)	542,848
Shares outstanding:
Beginning of year	4,481,969	3,939,121
End of year	3,723,603	4,481,969

7.TRANSACTIONS WITH AFFILIATES

The following issuers are affiliated with the Funds; that is, the Adviser had control of 5% or more of the outstanding voting securities during the period from October 1, 2012 through September 30, 2013.  As defined in Section (2)(a)(3) of the Investment Company Act of 1940; such issues are:

Intrepid Capital Fund

	Share			Share
	Balance/			Balance/
	Face Value ($)			Face Value ($)				Value at	Cost at
	at Oct. 1,			at Sept. 30,	Interest	Dividend	Realized	Sept. 30,	Sept. 30,
Issuer Name	2012	Additions	Reductions	2013	Income	Income	Gain	2013	2013
American Greetings
Corp. (a)	542,619	—	(542,619)	—	$—	$137,494	$380,230	$—	$—
EPIQ Systems, Inc.	612,066	—	—	612,066	—	275,430	—	8,091,512	7,328,793
ManTech
International
Corp. (a)	206,660	—	(66,516)	140,144	—	150,014	207,159	4,030,542	3,255,941
World Wrestling
Entertainment, Inc.	792,769	37,690	—	830,459	—	380,529	—	8,445,768	7,638,826
ManTech
International
Corp., 7.250%,
04/15/2018 (a)	$—	$6,665,000	$—	$6,665,000	129,983	—	—	7,048,238	7,017,181
					$129,983	$943,467	$587,389	$27,616,060	$25,240,741

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2013

Intrepid Small Cap Fund

	Share			Share
	Balance			Balance				Value at	Cost at
	at Oct. 1,			at Sept. 30,	Interest	Dividend	Realized	Sept. 30,	Sept. 30,
Issuer Name	2012	Additions	Reductions	2013	Income	Income	Gain/(Loss)	2013	2013
American Greetings
Corp. (a)	1,100,587	—	(1,100,587)	—	$—	$239,604	$437,773	$—	$—
EPIQ Systems, Inc.	1,536,074	—	(275,500)	1,260,574	—	634,678	458,590	16,664,788	14,640,797
ManTech
International
Corp. (a)	958,703	—	(610,617)	348,086	—	524,433	(5,462,531)	10,010,953	8,753,176
World Wrestling
Entertainment, Inc.	1,742,782	313,046	—	2,055,828	—	954,063	—	20,907,771	18,395,653
					$—	$2,352,778	$(4,566,168)	$47,583,512	$41,789,626

Intrepid Income Fund

	Share			Share
	Balance/			Balance/
	Face Value ($)			Face Value ($)				Value at	Cost at
	at Oct. 1,			at Sept. 30,	Interest	Dividend	Realized	Sept. 30,	Sept. 30,
Issuer Name	2012	Additions	Reductions	2013	Income	Income	Gain	2013	2013
ManTech International
Corp. (a)	33,300	—	(33,300)	—	$—	$19,089	$162,776	$—	$—
World Wrestling
Entertainment, Inc.	113,320	5,205	—	118,525	—	56,267	—	1,205,399	1,088,594
ManTech International
Corp., 7.250%,
04/15/2018 (a)	$—	$3,120,000	$—	$3,120,000	67,837	—	—	3,299,400	3,285,726
					$67,837	$75,356	$162,776	$4,504,799	$4,374,320

Intrepid Disciplined Value Fund

	Share			Share
	Balance			Balance				Value at	Cost at
	at Oct. 1,			at Sept. 30,	Interest	Dividend	Realized	Sept. 30,	Sept. 30,
Issuer Name	2012	Additions	Reductions	2013	Income	Income	Gain/(Loss)	2013	2013
American Greetings
Corp. (a)	58,711	—	(58,711)	—	$—	$12,949	$40,539	$—	$—
EPIQ Systems, Inc.	81,682	—	(49,112)	32,570	—	28,536	52,476	430,575	365,343
World Wrestling
Entertainment, Inc.	126,084	—	(23,853)	102,231	—	49,071	(46,056)	1,039,689	911,106
					$—	$90,556	$46,959	$1,470,264	$1,276,449

(a)	Security is no longer an affiliated company at September 30, 2013.

8.FEDERAL INCOME TAX INFORMATION

The tax components of distributions paid during the fiscal years ended September 30, 2013 and 2012 are as follows:

	September 30, 2013		September 30, 2012
	Ordinary	Long-Term	Ordinary	Long-Term
	Income	Capital Gains	Income	Capital Gains
Intrepid Capital Fund	$16,081,659	$3,462,698	$21,103,137	$5,319,613
Intrepid Small Cap Fund	29,637,548	27,732,663	34,344,831	43,643,220
Intrepid Income Fund	3,921,807	682,892	4,735,277	829,286
Intrepid Disciplined Value Fund	2,097,686	458,332	904,705	1,532,134

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2013

Additionally, U.S. generally accepted accounting principles require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the year ended September 30, 2013, the following table shows the reclassifications made:

	Accumulated	Undistributed
	Net Realized	Net Investment
	Losses	Income	Paid-in Capital
Intrepid Capital Fund	$(231,678)	$231,679	$(1)
Intrepid Small Cap Fund	(4,439,004)	4,439,004	—
Intrepid Income Fund	(487,533)	487,533	—
Intrepid Disciplined Value Fund	(49,542)	49,542	—

These reclassifications primarily relate to Real Estate Investment Trust (“REIT”) adjustments with differing book and tax methods for accounting, investment losses and currency adjustments.

As of September 30, 2013, the components of accumulated earnings (losses) for income tax purposes were as follows:

	Intrepid	Intrepid	Intrepid	Intrepid Disciplined
	Capital Fund	Small Cap Fund	Income Fund	Value Fund
Cost of investments	$262,926,057	$233,216,971	$55,847,258	$14,017,629
Unrealized appreciation	36,604,995	49,574,506	659,866	3,072,052
Unrealized depreciation	(3,571,044)	(2,932,257)	(726,530)	(184,320)
Net unrealized appreciation (depreciation)	33,033,951	46,642,249	(66,664)	2,887,732

Undistributed ordinary income	12,621,335	16,425,333	118,773	1,141,022
Undistributed long-term capital gain	7,576,753	6,340,208	523,596	2,118,966
Distributable income	20,198,088	22,765,541	642,369	3,259,988
Other accumulated loss	—	—	—	(88,954)
Total accumulated gain	$53,232,039	$69,407,790	$575,705	$6,058,766

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales.

At September 30, 2013, the Intrepid Disciplined Value Fund has post-December late year losses of $88,954, which the Fund will elect to defer to its next tax year.

There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year-end September 30, 2013, or for any other tax years which are open for exam. As of September 30, 2013, open tax years include the tax years ended September 30, 2010 through 2013. The Trust is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next year. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Funds did not incur any interest or penalties, nor were any accrued as of September 30, 2013.

9.LINE OF CREDIT

The Intrepid Capital Fund, Intrepid Small Cap Fund, Intrepid Income Fund, and Intrepid All Cap Fund each have a revolving unsecured credit facility in the amounts of $5,000,000, $10,000,000, $5,000,000, and $2,000,000, respectively, for temporary emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities.  The lines of credit have a one year term and are reviewed annually by the Board of Trustees.  The current agreements run through October 15, 2013 and have been subsequently extended through October 15, 2014.  The interest rate as of September 30, 2013 was 3.25%.  During the fiscal year ended September 30, 2013, none of the Intrepid Funds drew on their line of credit.

Intrepid Funds

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Intrepid Capital Management Funds Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Intrepid Capital Management Funds Trust comprising the Intrepid Capital Fund, Intrepid Small Cap Fund, Intrepid Income Fund, and Intrepid Disciplined Value Fund (collectively the “Funds”), as of September 30, 2013, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios constituting the Intrepid Capital Management Funds Trust as of September 30, 2013, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Chicago, Illinois
November 25, 2013

Intrepid Funds

ADDITIONAL INFORMATION
September 30, 2013 (Unaudited)

Disclosure Regarding Fund Trustees and Officers

# of
		Term of		Portfolios
		Office and		in Fund	Other
	Position(s)	Length		Complex	Director/
	Held with	of Time	Principal Occupation	Overseen	Trustee
Name, Age and Address	the Trust	Served	During Past Five Years	by Trustee	Positions
Independent Trustees
Roy F. Clarke, 73	Trustee*	Indefinite	Retired dentist and private	4	None
c/o Intrepid Capital		Term	investor (2001-present).
Management Funds Trust	since
1400 Marsh Landing		November
Parkway, Suite 106		2004
Jacksonville Beach, FL 32250

Peter R. Osterman, Jr., 65	Trustee*	Indefinite	Sr. Vice President and Chief	4	None
c/o Intrepid Capital		Term	Financial Officer, HosePower
Management Funds Trust		since	U.S.A. (2010-present); Chief
1400 Marsh Landing		November	Financial Officer, W&O Supply,
Parkway, Suite 106		2004	Inc. (2001-2010).
Jacksonville Beach, FL 32250

Ed Vandergriff, CPA, 64	Trustee*	Indefinite	President, Development	4	None
c/o Intrepid Capital		Term	Catalysts (a real estate
Management Funds Trust		since	finance and development
1400 Marsh Landing		November	company) (2000-present).
Parkway, Suite 106		2004
Jacksonville Beach, FL 32250

Interested Trustees
Mark F. Travis, 51	Trustee,	Indefinite	President, Intrepid Capital	4	None
c/o Intrepid Capital	President	Term	Management Inc. (1995-
Management Funds Trust	and CCO	since	present); Chief Executive
1400 Marsh Landing		November	Officer, Intrepid Capital
Parkway, Suite 106		2004	Management Inc. (2003-
Jacksonville Beach, FL 32250			present).

Officers

Donald White, 52	Treasurer	Indefinite	Chief Financial Officer,	N/A	N/A
c/o Intrepid Capital	and	Term	Intrepid Capital Management
Management Funds Trust	Secretary	since	Inc. (2003-present).
1400 Marsh Landing		November
Parkway, Suite 106		2004
Jacksonville Beach, FL 32250

*  Member of Audit Committee of the Board of Trustees.

The Statement of Additional information includes additional information about the Fund’s Trustees and is available free of charge upon request by calling the Fund toll free at 1.866.996.3863.

Intrepid Funds

ADDITIONAL INFORMATION (continued)
September 30, 2013 (Unaudited)

Shareholder Notification of Federal Tax Status

The Intrepid Capital Fund, Intrepid Small Cap Fund, Intrepid Income Fund, and Intrepid Disciplined Value Fund designate $3,462,698, $27,732,663, $682,892 and $458,332, respectively, of total distributions paid during the fiscal year ended September 30, 2013 as net capital gain distributions eligible for long-term capital gain rates for individual shareholders.

The Intrepid Capital Fund, Intrepid Small Cap Fund, Intrepid Income Fund and Intrepid Disciplined Value Fund designate 24.58%, 25.60%, 2.43% and 35.05%, respectively, of their ordinary income distributions for the period ended September 30, 2013 as qualified dividend income under the Jobs & Growth Tax Relief Reconciliation Act of 2003.

For the period ended September 30, 2013, 20.70%, 18.50%, 2.08% and 31.80% of Intrepid Capital Fund, Intrepid Small Cap Fund, Intrepid Income Fund and Intrepid All Cap Fund dividends paid from net ordinary income, respectively, qualify for the dividends received deduction available to corporate shareholders.

The Intrepid Capital Fund, Intrepid Small Cap Fund, Intrepid Income Fund and Intrepid Disciplined Value Fund designate 36.20%, 0.00%, 98.68% and 0.00%, respectively, of their ordinary income distributions for the fiscal year as interest-related dividends under Internal Revenue Code Section 871(k)(1)(c).

The Intrepid Capital Fund, Intrepid Small Cap Fund, Intrepid Income Fund and Intrepid Disciplined Value Fund designate 62.47%. 100%, 11.01% and 89.14%, respectively, of their ordinary income distributions as short-term capitalization distributions under Internal Revenue Code Section 871(k)(2)(c).

Availability of Quarterly Portfolio Holdings Schedules

The Funds are required to file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  Once filed, the Funds’ Form N-Q is available without charge, upon request on the SEC’s website (http://www.sec.gov) and may be available by calling 1.866.996.3863.  You may also obtain copies at the SEC’s Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling 1.800.SEC.0330.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1.866.996.3863 and on the SEC’s website (http://www.sec.gov).

The Funds are required to file how they voted proxies related to portfolio securities during the most recent 12-month period ended June 30.  Once filed, the information is available without charge, upon request, by calling 1.866.996.3863 and on the SEC’s website (http://www.sec.gov).

(This Page Intentionally Left Blank.)

PRIVACY POLICY
Intrepid Capital Management Funds Trust

We collect the following nonpublic personal information about you:

•
information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income and date of birth; and

•
information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payment history parties to transactions, cost basis information, and other financial information.

We do not disclose any nonpublic personal information about our current or former shareholders to nonaffiliated third parties, except as permitted by law. For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions. Furthermore, we restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

In the event that you hold shares of the fund(s) through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

Investment Adviser
Intrepid Capital Management Inc.
1400 Marsh Landing Parkway, Suite 106
Jacksonville Beach, FL 32250

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
111 South Wacker Drive
Chicago, IL 60606

Legal Counsel
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, WI 53202

Custodian
U.S. Bank, N.A.
1555 N. RiverCenter Drive, Suite 302
Milwaukee, WI 53212

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

Administrator, Transfer Agent
and Dividend Disbursing Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

Shareholder/Investor Information
1.866.996.3863
www.intrepidcapitalfunds.com

ITRPANNU-0913

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

Incorporated by reference to the registrant’s December 5, 2008 N-CSR filing.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that it does not have an audit committee financial expert serving on its audit committee.  At this time, the registrant believes that the experience provided by each member of the audit committee together offers the registrant adequate oversight for the registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 9/30/2013	FYE 9/30/2012
Audit Fees	$94,900	$94,900
Audit-Related Fees
Tax Fees	$16,000	$15,600
All Other Fees

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Deloitte & Touche applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 9/30/2013	FYE 9/30/2012
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 9/30/2013	FYE 9/30/2012
Registrant	$16,000	$15,600
Registrant’s Investment Adviser	$35,280	$31,073

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)
There were no significant changes in the Registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant's last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. 1) Incorporated by reference to the Registrant’s Form N-CSR filed December 5, 2008.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Intrepid Capital Management Funds Trust

By (Signature and Title)* /s/ Mark F. Travis
 Mark F. Travis, President

Date  11/20/13

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Mark F. Travis
 Mark F. Travis, President

Date  11/20/13

By (Signature and Title)* /s/ Donald C. White
  Donald C. White, Treasurer

Date  11/20/13

* Print the name and title of each signing officer under his or her signature.